SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

check the appropriate box:
        [X]    Preliminary Proxy Statement

        [ ]  Confidential,  for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

        [  ]   Definitive Proxy Statement
        [  ]   Definitive Additional Materials
        [  ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

--------------------------------------------------------------------------------
                             Maxim Series Fund, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                            Beverly A. Byrne, Esquire
--------------------------------------------------------------------------------
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
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        [ ] ___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
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        [ ]    Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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                             MAXIM SERIES FUND, INC.

                      Executive Offices:    8515 East Orchard Road
                                            Greenwood Village, Colorado 80111

                      Mailing Address:      P.O. Box 1700
                                            Denver, Colorado 80201


           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF MAXIM SERIES FUND, INC.

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

        You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the "Fund"), a special meeting of shareholders (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado on the April 4, 2002, at 9:30 a.m., Mountain Time, for the following purposes:

         1. To approve an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Aggressive Profile I; Moderately Aggressive Profile I; Moderate Profile I; Moderately Conservative Profile I; Conservative Profile I; Aggressive Profile II; Moderately
               Aggressive Profile II; Moderate Profile II; Moderately Conservative Profile II; and Conservative Profile II Portfolios.

        2. To approve a new sub-advisory agreement reappointing Barclays Global Fund Advisors as sub-adviser. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios.

        3. To approve a new "manager-of-managers" structure for the Fund. Eligible shareholders of all the portfolios of the Fund except the JPMorgan Growth & Income Portfolio are entitled to vote on this proposal.

        4. To approve an amendment to the Investment Advisory Agreement regarding a new "manager of managers" structure for the Fund. Eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio are entitled to vote on this proposal.

        5(a)-(h).To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning borrowing, commodities, industry concentration, loans, diversification, real estate, senior securities and underwriting. Eligible shareholders of all the portfolios of the Fund except the JPMorgan Growth & Income Portfolio are entitled to vote on these proposals.

        6(a)-(f).   To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning purchases of securities on margin, investments in other investment companies, investments in oil, gas and/or mineral exploration, exercise of control, restricted securities and foreign securities. Eligible shareholders of specified portfolios of the Fund are entitled to vote on these proposals.

     The Board of Directors has fixed the close of business on December 31, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts and variable life insurance policies and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest in the aforementioned portfolios of the Fund.

     You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By Order of the Board of Directors,


                                            Beverly A. Byrne
                                            Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                            PROXY STATEMENT
                        MAXIM SERIES FUND, INC.

                        Executive Offices:    8515 East Orchard Road
                                              Greenwood Village, Colorado 80111

                        Mailing Address:      P.O. Box 1700
                                              Denver, Colorado 80201

                  SPECIAL MEETING OF SHAREHOLDERS OF MAXIM SERIES FUND, INC.

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a special meeting of shareholders of the Fund (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado, on April 4, 2002, at 9:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be March 5, 2002.

        The Board of Directors has fixed the close of business on December 31, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Not all of the portfolios (each a "Portfolio" and, collectively, the "Portfolios") will be affected by all of the proposals. Shareholders of the Maxim JPMorgan Growth & Income Portfolio are not being asked to vote on any of the proposals.

        Owners of contracts ("Contractowners") issued through the Series Accounts (as defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to one or more of the Portfolios for which action is necessary pursuant to this Proxy Statement as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio with respect to which a proposal applies. Shares of the Portfolios are sold to certain qualified retirement plans and to the Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account, COLI VUL-1 Series Account, COLI VUL-2 Series Account and COLI VUL-8 Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." Each of the Series Accounts is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). In addition, shares of the Portfolios are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not registered with the SEC, and the owners of contracts issued through Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are also being asked to provide voting instructions.

        The investment adviser to the Fund is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A. MCM also provides accounting and administrative services for the Fund. The principal underwriter to the Fund is One Orchard Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

        The Series Accounts own shares of the Portfolios on behalf of Contractowners. In accordance with the Fund's view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. The Portfolio will vote shares for which it does not receive instructions and shares owned by GWLA, which provided initial capital to the Fund, and shares owned by the Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account will be voted as recommended by the Board of Directors. Voting instructions to abstain on any proposal will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.


        The following table indicates the eligible voters with respect to the proposals being presented at the Meeting:

================================= ============================== ==============================
Proposal                                      Summary                    Eligible Voters
================================= ============================== ==============================
--------------------------------- ------------------------------ ------------------------------
1.  To approve an amendment to    Shareholders are being asked   Only Contractowners having
the Profile Portfolios'           to approve an amendment to     an interest in an investment
fundamental investment policy     the Profile Portfolios'        option corresponding to the
concerning investments in         fundamental investment         Aggressive Profile I;
liquid, non-investment company    policy to permit the Profile   Moderately Aggressive
securities.                       Portfolios to invest in        Profile I; Moderate Profile
                                  fixed rate contracts issued    I; Moderately Conservative
                                  from the general account of    Profile I; Conservative
                                  GWL&A; short-term government   Profile I; Aggressive
                                  securities; and other          Profile II; Moderately
                                  liquid, short-term,            Aggressive Profile II;
                                  high-quality, fixed income     Moderate Profile II;
                                  investments which are only     Moderately Conservative
                                  denominated in U.S. dollars.   Profile II; and Conservative
                                                                 Profile II
                                                                 Portfolios (the
                                                                 "Profile
                                                                 Portfolios" or
                                                                 each a "Profile
                                                                 Portfolio") on
                                                                 the Record
                                                                 Date.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------


2.  To approve a new              Shareholders are being asked   Only Contractowners having
sub-advisory agreement            to approve a new               an interest in an investment
reappointing Barclays Global      sub-advisory agreement         option corresponding to the
Fund Advisors as sub-adviser.     whereby Barclays Global Fund   Maxim Stock Index, Maxim
                                  Advisors would provide the     Growth Index, Maxim Value
                                  day-to-day investment          Index, Maxim Index 600,
                                  management of their            Maxim Index 400, Maxim Index
                                  Portfolio and fees paid to     European and Maxim Index
                                  Barclays Global Fund           Pacific Portfolios (the
                                  Advisors would be based on     "Equity Index Portfolios" or
                                  the aggregate assets of all    each an "Equity Index
                                  Maxim Equity Index             Portfolio") on the Record
                                  Portfolios and  all Orchard    Date.
                                  Index Funds sub-advised by
                                  Barclays Global Fund
                                  Advisors, and assets in
                                  existing and future Barclays
                                  Global Investors, N.A.
                                  domestic and/or non-U.S.
                                  daily-valued collective fund
                                  index investment strategies
                                  for which Financial
                                  Administrative Services
                                  Corporation, an affiliate of
                                  GWL&A, acts as collective
                                  fund servicing agent.


--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
3.  To approve a new              Shareholders are being asked   Contractowners having an
"manager-of-managers" structure   to approve a new               interest in an investment
for the Fund.                     "manager-of-managers"          option corresponding to any
                                  structure for the Fund under   of the Portfolios of the
                                  which the Fund's investment    Fund except the JPMorgan
                                  adviser, with the approval     Growth & Income Portfolio on
                                  of the Fund's Board of         the Record Date.
                                  Directors, may enter into
                                  and make changes to
                                  sub-advisory agreements
                                  without shareholder approval.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
4.  To approve an amendment to    Shareholders are being asked   Contractowners having an
the investment advisory           to approve an amendment to     interest in an investment
agreement regarding new           the investment advisory        option corresponding to any
"manager-of-managers" structure   agreement relating to a  new   of the Portfolios of the
for the Fund.                     "manager-of-managers"          Fund except the JPMorgan
                                  structure for the Fund under   Growth & Income Portfolio on
                                  which the Fund's investment    the Record Date.
                                  adviser, with the approval
                                  of the Fund's Board of
                                  Directors, may enter into
                                  and make changes to
                                  sub-advisory agreements
                                  without shareholder approval.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(a).  To approve an amendment    Shareholders are being asked   Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
borrowing.                        investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning borrowing that      Portfolio on the Record Date.
                                  are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(b).  To approve an amendment    Shareholders are being asked   Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
commodities.                      investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning commodities that    Portfolio on the Record Date.
                                  are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(c).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
industry concentration.           investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning industry            Portfolio on the Record Date.
                                  concentration that are
                                  required to be fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(d).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
loans.                            investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning loans that are      Portfolio on the Record Date.
                                  required to be fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(e).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
diversification.                  investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning diversification     Portfolio on the Record Date.
                                  that are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(f).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
real estate.                      investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning real estate that    Portfolio on the Record Date.
                                  are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(g).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
senior securities.                investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning senior securities   Portfolio on the Record Date.
                                  that
                                  are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
5(h).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
underwriting.                     investment policies in order   of the Portfolios of the
                                  to simplify, modernize and     Fund except the Maxim
                                  standardize those policies     JPMorgan Growth & Income
                                  concerning underwriting that   Portfolio on the Record Date.
                                  are required to be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(a).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
purchases of securities on        investment policies in order   of the Portfolios of the
margin.                           to delete those policies       Fund except the Maxim T.
                                  concerning purchases of        Rowe Price Equity/Income,
                                  securities on margin that      Maxim T. Rowe Price MidCap
                                  are no longer fundamental      Growth, Maxim INVESCO
                                  due to changes in laws or      Balanced, Maxim Founders
                                  which otherwise need not be    Growth & Income and JPMorgan
                                  fundamental.                   Growth & Income Portfolios
                                                                 on the Record Date.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(b).  To approve an amendment    Shareholders are being asked   Only Contractowners having
to the fundamental investment     to approve an amendment to     an interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to the
investments in other investment   investment policies in order   Maxim Money Market, Maxim
companies.                        to delete those policies       Bond, Maxim Loomis Sayles
                                  concerning investments in      Corporate Bond, Maxim U.S.
                                  other investment companies     Government Securities, Maxim
                                  that are no longer             U.S. Government Mortgage
                                  fundamental due to changes     Securities, Maxim Templeton
                                  in laws or which otherwise     International Equity, Maxim
                                  need not be fundamental.       INVESCO ADR, Maxim Ariel
                                                                 MidCap Value, Maxim INVESCO
                                                                 Small-Cap Growth, Maxim
                                                                 Ariel Small-Cap Value, Maxim
                                                                 Loomis Sayles Small-Cap
                                                                 Value and Maxim Bond Index
                                                                 on the Record Date.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(c).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
investments in oil, gas and/or    investment policies in order   of the Portfolios of the
mineral exploration.              to delete those policies       Fund except the Maxim
                                  concerning investments in      INVESCO Balanced, Maxim
                                  oil, gas and/or mineral        Founders Growth & Income,
                                  explorations that are no       JPMorgan Growth & Income and
                                  longer fundamental due to      Profile Portfolios on the
                                  changes in laws or which       Record Date.
                                  otherwise need not be
                                  fundamental.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(d).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
exercise of control.              investment policies in order   of the Portfolios of the
                                  to delete those policies       Fund except the Maxim T.
                                  concerning exercise of         Rowe Price Equity/Income,
                                  control that are no longer     Maxim T. Rowe Price MidCap
                                  fundamental due to changes     Growth, Maxim INVESCO
                                  in laws or which otherwise     Balanced, Maxim Founders
                                  need not be fundamental.       Growth & Income, Maxim
                                                                 Global Bond, JPMorgan Growth
                                                                 & Income and Profile
                                                                 Portfolios on the Record
                                                                 Date.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(e).  To approve an amendment    Shareholders are being asked   All Contractowners having an
to the fundamental investment     to approve an amendment to     interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to any
restricted securities.            investment policies in order   of the Portfolios of the
                                  to delete those policies       Fund except the Maxim T.
                                  concerning restricted          Rowe Price Equity/Income,
                                  securities that are no         Maxim T. Rowe Price MidCap
                                  longer fundamental due to      Growth, Maxim INVESCO
                                  changes in laws or which       Balanced, Maxim Founders
                                  otherwise need not be          Growth & Income, Maxim
                                  fundamental.                   Global Bond, Maxim
                                                                 Short-Term
                                                                 Maturity Bond,
                                                                 JPMorgan Growth
                                                                 & Income and
                                                                 Profile
                                                                 Portfolios on
                                                                 the Record
                                                                 Date.
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
6(f).  To approve an amendment    Shareholders are being asked   Only Contractowners having
to the fundamental investment     to approve an amendment to     an interest in an investment
policies of the Fund concerning   the Portfolios' fundamental    option corresponding to the
foreign securities.               investment policies in order   Maxim Money Market, Maxim
                                  to delete those policies       U.S. Government Securities,
                                  concerning foreign             Maxim U.S. Government
                                  securities that are no         Mortgage Securities, Maxim
                                  longer fundamental due to      Stock Index, Maxim Index
                                  changes in laws or which       600, Maxim Value Index,
                                  otherwise need not be          Maxim Growth Index, Maxim
                                  fundamental.                   Index 400, and Maxim Bond
                                                                 Index Portfolios on the
                                                                 Record Date.
--------------------------------- ------------------------------ ------------------------------



        The Board of Directors, including all of the Directors who are not "interested persons" of the Fund, MCM or, in the case of Proposal 2, Barclays Global Fund Advisors (the "Independent Directors"), recommends that shareholders vote FOR each proposal.

     If the enclosed proxy card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from Contractowners in the Series Accounts will be voted in the same proportion as those proxies with voting instructions.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1 through 4, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

        Each Portfolio is a separate series of the Fund and is represented by a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

        As of the Record Date, no persons other than the persons identified in the table below were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares. The address of each of these persons is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Portfolio, the number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of December 31, 2001, are set forth in the table below. As of December 31, 2001, the Directors and executive officers of the Fund did not directly own any shares of the Portfolios.

BENEFICIAL OWNERS (HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO) OF THE FUND
                             AS OF DECEMBER 31, 2001


------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Portfolio          Total           FutureFunds   Retirement  FutureFunds   TNE Series   Maxim         Maxim        Maxim       GWL&A
                   Outstanding     Series        Plan        Series        (k) Account  Aggressive    Moderately   Moderate
                   Shares          Account       Series      Account II                 Profile       Aggressive   Profile
                                                 Account                                II            Profile II   II
                                                                                        Portfolio     Portfolio    Portfolio
================== =============== ============= =========== ============= ============ ============= ============ =========== =====
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Money Market       44,354,692.96
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Bond               173,411,565.61
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Loomis Sayles      196,834.491.72
Corporate Bond
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
U.S. Government    132,746.691.83
Securities
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
U.S. Government    92,713,808.34
Mortgage
Securities
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Global Bond        139,414.400.21
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Short-Term         316,050,171.15
Maturity Bond
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Templeton          232,523.742.87
International
Equity
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
INVESCO ADR        164,175,693.65
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
T. Rowe Price      42,992,572.34
Equity/Income
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Founders Growth    3,957,577.79
& Income
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
INVESCO Balanced   18,771,161.15
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Ariel MidCap       14,294,053.86
Value
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
T. Rowe Price      65,253,777.47
MidCap Growth
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Ariel Small-Cap    106,073,981.49
Value
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Loomis Sayles      88,728,854.70
Small-Cap Value
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
INVESCO            30,943,054.80
Small-Cap Growth
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Bond Index         29,861,128.95
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Stock Index        11,671,953.04
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Value Index        9,799,179.68
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Growth Index       7,799,935.48
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Index 600          2,377,920.27
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Index 400          1,781,685.28
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Index Pacific      44,354,692.96
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Index European     173,411,565.61
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Aggressive         196,834.491.72
Profile I
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderately         132,746.691.83
Aggressive
Profile I
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderate Profile   92,713,808.34
I
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderately         139,414.400.21
Conservative
Profile I
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Conservative       316,050,171.15
Profile I
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Aggressive         232,523.742.87
Profile II
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderately         164,175,693.65
Aggressive
Profile II
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderate Profile   42,992,572.34
II
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Moderately         3,957,577.79
Conservative
Profile II
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----
Conservative       18,771,161.15
Profile II
------------------ --------------- ------------- ----------- ------------- ------------ ------------- ------------ ----------- -----




PROPOSAL 1: TO APPROVE AN AMENDMENT TO THE PROFILE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENTS IN LIQUID, NON-INVESTMENT COMPANY SECURITIES

        Only eligible shareholders of the Aggressive Profile I; Moderately Aggressive Profile I; Moderate Profile I; Moderately Conservative Profile I; Conservative Profile I; Aggressive Profile II; Moderately Aggressive Profile II; Moderate Profile II; Moderately Conservative Profile II; and the Conservative Profile II Portfolios on the Record Date (each a "Profile Portfolio" and collectively the "Profile Portfolios") on the Record Date, are entitled to vote on this proposal.

The Profile Portfolios and their Investment Objectives

        Each of the ten Profile Portfolios operates as a "fund of funds" pursuant to an order of the SEC permitting the Profile Portfolios to invest in other registered, open-end management companies ("Underlying Funds"), including Underlying Funds not affiliated with the Fund, subject to certain limitations. Consequently, each Profile Portfolio is designed to provide a different asset allocation program based on an investor's investment goals, risk tolerance, and investment horizon.

The investment objectives of the Profile Portfolios are as follows:

Aggressive Profile I and II Portfolios - Seek long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments.

Moderately Aggressive Profile I and II Portfolios - Seek long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments, and to a lesser degree, in Underlying Funds that emphasize fixed income investments.

Moderate Profile I and II Portfolios - Seek long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile I and II Portfolios - Seek capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments, and to a lesser degree, in Underlying Funds that emphasize equity investments.

Conservative Profile I and II Portfolios - Seek capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments.

Description of Current Fundamental Investment Policy for the Profile Portfolios

        Section 8(b) of the 1940 Act requires a mutual fund to state in its registration statement its investment policies, which are changeable only if authorized by shareholder vote. The Profile Portfolios have been operating under the following fundamental investment policy concerning the purchase of securities:

          Each Profile Portfolio  pursues it investment  objectives by investing
          exclusively  in  other  mutual  funds  (the   "Underlying   [Funds]"),
          including mutual funds that are not affiliated with [the Fund].

        Subject to the supervision of the Board of Directors of the Fund, the Adviser uses a proprietary investment process for selecting Underlying Funds, which are placed in one of four equity asset classes (International, Small-Cap, MidCap or Large-Cap) or one of two fixed income asset classes (Bond or Short-Term Bond). The assets of each Profile Portfolio are allocated among those asset classes within specified percentages of assets based on the Profile Portfolio's investment objective. For example, a Conservative Profile Portfolio must generally allocate 25-45% of its assets among Underlying Funds that the Adviser has determined to be within the "Short-Term Bond" asset class, while an Aggressive Profile Portfolio may generally allocate no more than 0-10% of its assets among such Underlying Funds. Each Profile Portfolio is periodically "balanced" to maintain the appropriate asset allocation based on the Profile Portfolio's investment objective, policies and restrictions.

Description of Proposed Fundamental Investment Policy for the Profile Portfolios

        The Board of Directors, including the Independent Directors, has approved, and recommends that the shareholders of each of the Profile Portfolios approve, a proposal to amend the fundamental investment policy of the Profile Portfolios. The amendment would permit each Profile Portfolio to invest in fixed rate contracts issued from the general account of GWL&A (the "Fixed Contract(s)"); short-term "government securities," as defined in Section 2(a)(16) of the Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars.

        Short-term government and debt securities are commonly referred to as "money market instruments" and usually have a maturity of 13 months or less. Further, for short-term debt obligations, MCM will select securities with a rating in one of the two highest rating categories by at least one nationally recognized statistical rating organizations such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities if MCM determines that they are of comparable quality).

Fixed Contracts - As owner of a Fixed Contract, a Profile Portfolio would have the right to deposit funds from time to time with GWL&A. The deposits would accrue interest daily at a declared rate of interest, which is guaranteed to be at least 3%, adjustable on a calendar quarter or other periodic basis. A Profile Portfolio or GWL&A would be able to terminate the Fixed Contract at any time upon seven days' written notice to the other party. Upon termination, GWL&A would be obligated to pay the Profile Portfolio within seven days the amount of the deposits, plus any interest earned thereon.

        The Profile Portfolios would pay no sales load of any kind in purchasing a Fixed Contract, and the interest rate paid on the Fixed Contract would be at least as favorable as the interest rate paid on other similar fixed rate contracts issued by GWL&A or other comparable companies. In addition, each Profile Portfolio would be permitted to terminate a Fixed Contract at any time without the imposition of any type of charge or reduction. GWL&A, MCM and the Fund have filed an application for exemptions with the SEC to permit the Profile Portfolios to invest in Fixed Contracts; however, until exemptive relief is granted, the Profile Portfolios will only be permitted to invest underlying Funds and in those liquid, non-investment company securities, other than Fixed Contracts, described in this Proposal 1.

Money Market Instruments - Besides U.S. government securities such as Treasury bills and notes, money market instruments may also include, but are not limited to, commercial paper of domestic issuers and obligations of domestic banks.

o Commercial Paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

o Bank Obligations are limited to those of U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and U.S. branches of foreign banks having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and U.S. branches of foreign commercial banks which are judged by MCM to meet comparable credit standing criteria.

     Bank obligations may include but are not limited to negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. MCM does not intend to invest in acceptances with maturities exceeding seven days in order to avoid potential liquidity problems.

        Each Profile Portfolio would limit its investments in Fixed Contacts, short-term government securities and other liquid, short-term, high-quality fixed income investments to the amount of portfolio assets that the Profile Portfolio may allocate to the "Short-Term Bond" asset class, as specified in the Profile Portfolio's then-current registration statement, subject to such other limitations as may apply under the Act or the Profile Portfolio's other investment policies and restrictions. Currently, the percentages of portfolio assets allocable to the Short-Term Bond asset class based on overall investment objective are as follows:

                                                 Percentage of Assets
        Conservative Profile I and II                  25-45%
        Moderately Conservative Profile I and II       10-30%
        Moderate Profile I and II                       5-25%
        Moderately Aggressive Profile I and II          0-10%
        Aggressive Profile I and II                     0-10%

Reasons for the Proposal

        The Fund's Board of Directors and MCM believe that amending the fundamental investment policy as proposed will allow the asset allocation programs of the Profile Portfolios within the "fund of funds" structure to be more efficient and cost-effective, and therefore, less expensive to shareholders. The Board of Directors has also determined that the proposed amendment of the investment policy will afford each Profile Portfolio greater investment flexibility to reduce its volatility and overall risk within the "fund of funds" structure, especially when the bond and/or stock markets decline. This proposal, if approved, will give the Profile Portfolios the flexibility to respond to changes in the markets in order to minimize losses in net asset value and provide more liquidity in response to times of higher-than-normal rates of redemption. Further, because other "fund of funds" mutual funds have the authority to invest in the securities described in Proposal 1, the Profile Portfolios may be at a competitive disadvantage without such authority. Finally, continuing to adhere to the current investment policy could impair the ability of the Profile Portfolios to respond competitively to future market developments.

        The Board of Directors has concluded that approval of the proposed amendment to the fundamental investment policy of the Profile Portfolios is not expected to significantly affect the way the Profile Portfolios are managed and is not likely to have an impact on the investment techniques employed by the Profile Portfolios.

Recommendation of the Board of Directors

        At a meeting held on June 1, 2001, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to determine whether the proposal is in the best interest of each Profile Portfolio and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, the fact that the proposal would permit each Profile Portfolio to operate more efficiently and result in lower expenses to shareholders as well as the fact that the Profile Portfolios may be competitively disadvantaged by their current fundamental investment policy, the Board of Directors concluded that this proposal is in the best interest of each Profile Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Profile Portfolio that they vote FOR the proposal.

Vote Required

        A change to the fundamental policies of any Profile Portfolio, as set forth in Proposal 1, requires approval by "a majority of the outstanding voting securities" of a particular Profile Portfolio. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" is defined as the lesser of (a) 67% or more of the voting securities present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Consequently, this proposal will be acted upon separately by each Profile Portfolio; however; the affirmative vote by a 1940 Act Majority of the holders of each Profile Portfolio is required for approval of Proposal 1 regarding the amendment of the fundamental investment policy.

        If the proposed amendment is approved by the shareholders of the Profile Portfolios, the Fund's prospectus and statement of additional information will be revised, as appropriate and as soon as exemptions are received from the SEC, to reflect the change. Further, the amended investment policy will remain fundamental to the Profile Portfolios and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amended investment policy is not approved by shareholders, the current investment policy regarding investments in liquid, non-investment company securities will remain in place as a fundamental investment policy of the Profile Portfolios, and the Board of Directors will consider other actions that may be taken.

PROPOSAL 2:    TO APPROVE A NEW SUB-ADVISORY AGREEMENT APPOINTING BARCLAYS
               GLOBAL FUND ADVISORS AS SUB-ADVISER


        Only eligible shareholders of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600, Maxim Index 400, Maxim Index European and Maxim Index Pacific Portfolios (each an " Equity Index Portfolio" and collectively the " Equity Index Portfolios") on the Record Date, are entitled to vote on this proposal.

        The Board of Directors, including the Independent Directors, has approved, and recommends that the shareholders of each of the Equity Index Portfolios approve a proposal to adopt a new sub-advisory agreement by and between the Fund, MCM and Barclays Global Fund Advisors ("Barclays") with respect to each of the Equity Index Portfolios (the "Maxim Index Sub-Advisory Agreement") in substantially the same form as attached hereto in Exhibit A.

        Barclays currently provides day-to-day investment management for each Equity Index Portfolio. It is proposed that Barclays be appointed again as sub-adviser to provide the day-to-day management responsibilities for the Portfolios according to the terms and conditions of the Barclays Sub-Advisory Agreement attached hereto as Exhibit A. MCM will continue to be responsible for the overall management of each Equity Index Portfolio and will continue to provide all the services it is obligated to provide to each Equity Index Portfolio other than the services described in the Barclays Sub-Advisory Agreement. The services provided by Barclays will be subject to review by MCM and the Fund's Board of Directors. The material terms and provisions of the Maxim Index Sub-Advisory Agreement are the same, in all substantive respects, as those which Barclays currently is and will continue to be subject to except that for purposes of calculating sub-advisory fees to be paid by MCM to Barclays, the Maxim Index Sub-Advisory Agreement would permit the aggregation of the assets held by all Equity Index Portfolios, with those portfolios of the Orchard Series Funds that are also sub-advised by Barclays, specifically: the Orchard S&P 500 Index(R), Orchard Index 600, Orchard Nasdaq-100 Index(R), and the Orchard DJIA IndexSM Funds (each an "Orchard Index Fund" and collectively the "Orchard Index Funds"), and with assets managed in existing and future Barclays Global Investors, N.A. ("BGI") domestic collective fund investment strategies and non-U.S. daily-valued collective fund investment strategies for which Financial Administrative Services Corporation, an affiliate of GWL&A, acts as collective fund serving agent. If the Maxim Index Sub-Advisory Agreement is approved, the total operating expense ratios for the Equity Index Portfolios will not increase.


Description of Maxim Index Sub-Advisory Agreement

        The proposed Maxim Index Sub-Advisory Agreement provides in pertinent part that:


o MCM will pay Barclays a portion of the investment management fee that MCM receives from each Equity Index Portfolio (as more fully described in the Maxim Index Sub-Advisory Agreement) as follows: (1) with respect to the aggregate assets of domestic index strategies (including, Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600 and Maxim Index 400, Portfolios, and all Orchard Index Funds and assets managed in existing and future BGI domestic collective fund investment strategies for which Financial Administrative Services Corporation, an affiliate of GWL&A, acts as collective fund serving agent) - - first $2.250 billion of average daily net assets- 0.03%; next $1.000 billion - 0.02%; over $3.250 billion - 0.01%; and (2) with respect to the aggregate assets of international index strategies (including Maxim Index European and Maxim Index Pacific
     Portfolios and assets managed in existing and future BGI non-U.S. daily-valued collective fund investment strategies for which Financial
     Administrative Services Corporation, an affiliate of GWL&A, acts as collective fund serving agent) - - first $200 million of average daily net assets - 0.10%; next $100 million - 0.08%; next $300 million - $0.05%; over $600 million - 0.03%.
o Barclays will manage the Equity Index Portfolios' investments and otherwise determine what investments each such Equity Index Portfolio will purchase, retain and sell.
o Barclays will select brokers to effect trades for the Equity Index Portfolios. Barclays may select Barclays Global Investor Services, a Barclays' affiliate, to effect such trades in accordance with procedures adopted by the Fund's Board of Directors.
o Barclays will maintain certain books and records on behalf of the Equity Index Portfolios.
o Barclays will provide regular reports to MCM and the Fund's Board of Directors with respect to the implementation of the approved overall investment plan for each Equity Index Portfolio and any other activities in connection with the management of the assets of each Equity Index Portfolio.
o MCM and Barclays will arrange for an administrative process which permits MCM to appropriately reflect the transactions, positions and obligations of each Equity Index Portfolio in the determination by MCM of the daily value of each Maxim Index Portfolio.


 Information About Barclays


        Barclays, in combination with its worldwide advisory affiliates, is one of the largest managers of index-style pooled investment vehicles in the world with approximately $800 billion under management. Barclays also manages certain index-style collective funds maintained by BGI for which Financial Administrative Services Corporation, an affiliate of GWL&A, serves as collective fund servicing agent. Barclays is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of BGI, a corporation organized under the laws of the United States. The address for Barclays and BGI is 45 Fremont Street, San Francisco, CA 94105. The table below lists the name, address and principal occupation of the principal executive officers and each director of Barclays.


         Name                                Title
         ----------------------------------- -----------------------------------
         Andrea Zulberti                     Director
         Patricia Dunn                       Director and Managing Director
         Garrett F. Bouton                   Chairman   and   Chief   Executive
                                             Officer

        Each of the above persons is an employee of Barclays and BGI, and their business address is: 45 Fremont Street, San Francisco, CA 94105.

Reasons for the Proposal


        MCM has proposed the continued designation of Barclays as sub-adviser for each Equity Index Portfolio in order to take advantage of Barclays' experience and expertise as managers of index-styled pools. As of December 31, 2001, Barclays and its affiliates managed over $______ billion in assets and, Barclays itself managed $_____ billion as of December 31, 2001. MCM believes efficiencies of scale may continue to be achieved by utilizing Barclays' resources in implementing the overall investment plan for each Equity Index Portfolio. These efficiencies include the potential to more closely track the benchmark indexes of the Equity Index Portfolios and, therefore, enhance investment performance. As such a large manager of index-styled mutual funds, Barclays personnel are also well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Equity Index Portfolios, consulting as appropriate with MCM, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Equity Index Portfolios.


Barclays' Securities Lending Program


     When Barclays was originally appointed as sub-adviser to the Equity Index portfolios, the Fund's Board of Directors intended that BGI would serve as the securities lending agent for the Equity Index Portfolios. Consequently, the Fund, Barclays and BGI have sought exemptive relief from the SEC to permit BGI to receive a fee for providing such services to the Equity Index Portfolios. If the requested relief is granted, BGI will be compensated as lending agent based on a percentage of the revenue generated by a Equity Index Portfolio's participation in the program. The Board of Directors will obtain competing quotes with respect to lending agent fees to assist the Board in making the following findings: that (i) the contract with BGI is in the best interest of the Equity Index Portfolios and their shareholders; (ii) the services performed by BGI are required for the Equity Index Portfolios; (iii) the nature and quality of the services provided by BGI are at least equal to those provided by others offering the same or similar services; and (iv) the fees for BGI's services are fair and reasonable in light of the usual and customary charges imposed by others for services of the same nature and quality. As well, the contract with BGI for lending agent services will be reviewed at least annually and will be approved for continuation only if a majority of the Board (including a majority of Independent Directors) makes the foregoing findings. There is no guarantee that the SEC will grant the requested relief.


Other Matters Considered by the Board


        The proposal concerning the Maxim Index Sub-Advisory Agreement was approved by the Board of Directors of the Fund, and all the Independent Directors, on December 14, 2000. The Board received materials relating to the proposed Equity Index Sub-Advisory Agreement in advance of the meeting at which the Equity Index Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Directors considered information about, among other things:

o    Barclays and its personnel, resources and investment process;
o the advisory fee rates payable to Barclays by MCM and by other funds and client accounts managed or sub-advised by Barclays, and payable by similar funds managed by other advisers (Exhibit B to this Proxy Statement contains information about the fees paid to Barclays by other funds managed or sub-advised by Barclays that have investment objectives similar to those of the Equity Index Portfolios);
o the total expense ratios of the Equity Index Portfolios and of similar funds managed by other advisers;
o Barclays' practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Equity Index Portfolios; and
o Barclays experience and expertise as managers of index style mutual funds and the fact that efficiencies of scale may continue to be achieved by utilizing the resources of Barclays to implement the overall investment plan for each Equity Index Portfolio including the potential to more closely track the respective benchmark indexes of the Equity Index Portfolios and, therefore, enhance investment performance.

        After considering all information deemed necessary, the Board determined that the proposal is in the best interest of each Equity Index Portfolio. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Equity Index Portfolio that they vote "FOR" the proposed Maxim Index Sub-Advisory Agreement.


Information About MCM and the Advisory Agreement

     MCM is a wholly-owned subsidiary of GWL&A. GWL&A is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. ("Lifeco") is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     The table below lists the name and principal occupation of each officer and director of MCM. The business address for each of these persons is: 8515 East Orchard Road, Greenwood Village, Colorado 80111.

S. Mark Corbett       Manager, MCM; Senior Vice President, Investments, GWL&A
Mitchell T.G. Graye   Manager and President, MCM; Executive Vice President and
                      Chief Financial Officer, GWL&A
Wayne Hoffmann        Manager, MCM; Senior Vice President, Investments, GWL&A.
Douglas L. Wooden     Manager, MCM; Executive Vice President,Financial Services,
                      GWL&A
Graham R. McDonald    Treasurer, MCM; Vice President, Investment Administration,
                      GWL&A
Beverly A. Byrne      Secretary, MCM; Vice President, Counsel and Associate
                      Secretary, GWL&A

     Mr. Graye is also a member of the Fund's Board of Directors. Mr. McDonald is Treasurer of the Fund and Ms. Byrne is Secretary of the Fund. No officer or director of the Fund has any securities or other material direct or indirect interest in MCM or GWL&A. William T. McCallum, Director and President of the Fund is President and Chief Executive Officer of GWL&A and Co-President and Chief Executive Officer of Great-West Lifeco Inc. Glen R. Derback, Controller of the Fund is Vice President and Controller of GWL&A; Bruce A. Burrey, Assistant Controller of the Fund is Corporate Controller, Financial Services Division, GWL&A; and, Bruce Hatcher, Assistant Treasurer of the Fund is Manager, GWL&A. Messrs. McCallum, Graye, Wooden, Corbett, Hoffmann, Derback and McDonald and Ms. Byrne have been granted stock options in Lifeco stock. Mr. Wooden currently owns stock in Power Financial Corporation and Mr. Graye has stock options in Power Financial Corporation stock. No other officer or director of the Fund has any other material direct or indirect interest in Lifeco or Power Financial Corporation.

        The investment advisory agreement between the Fund and MCM became effective on December 5, 1997 for the Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Value and Maxim Growth Index Portfolios and effective on July 26, 1999 for the Maxim Index European and Maxim Index Pacific Portfolios. The Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.


        Under the terms of the investment advisory agreement with the Fund, MCM provides the Fund with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities. In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. MCM also is authorized to retain sub-advisers to provide day-to-day investment management for the Portfolios. For these services, MCM is compensated as follows: For the Maxim Stock Index, Index 600, Index 400, Growth Index and Value Index Portfolios - 0.60% of average daily net assets; for the Maxim Index European and Maxim Index Pacific Portfolios - 1.00% of average daily net assets. During fiscal year 2001, MCM was paid the following investment advisory fees for the Portfolios: Maxim Stock Index - $__________; Maxim Index 600 - $__________; Maxim Index 400 - $__________; Maxim Value Index - $__________; Maxim Growth Index - $__________; Maxim Index European - $__________; Maxim Index Pacific - $__________.


Vote Required


        In order for this proposal to be approved for a particular Equity Index Portfolio, the affirmative vote of the holders of a 1940 Act Majority of a particular Index Portfolio is required for approval of Proposal 2 regarding the new Maxim Index Sub-Advisory Agreement. Consequently, this proposal will be acted upon separately by each Equity Index Portfolio; however; the affirmative vote by a 1940 Act Majority of the holders of each Equity Index Portfolio is required for approval of Proposal 2 with respect to the proposed Maxim Index Sub-Advisory Agreement.

     Further, as the aggregation of assets for purposes of calculating the sub-advisory fees to be paid by MCM to Barclays is intended to apply to both the Equity Index Portfolios and the Orchard Index Funds, the Board of Trustees for the Orchard Index Funds will also be seeking approval by the holders of the Orchard Index Funds of a proposal to adopt a new sub-advisory agreement by and between the Orchard Index Funds, MCM and Barclays (the "Orchard Index Sub-Advisory Agreement") which will reflect the same sub-advisory compensation schedule contained in the proposed Maxim Index Sub-Advisory Agreement. The Orchard Index Sub-Advisory Agreement will similarly be acted upon separately by each Orchard Index Fund and require the affirmative vote by a 1940 Act Majority of the holders of each Orchard Index Fund for approval of the Orchard Index Sub-Advisory Agreement.

        Thus, it is the intent of the Fund's Board of Directors that approval of this Proposal 2 be predicated not only upon approval of this Proposal 2 by the affirmative vote of a 1940 Act Majority of the holders of each Equity Index Portfolio but also upon the approval of the proposed Orchard Index Sub-Advisory Agreement by the affirmative vote of a 1940 Act Majority of the holders of each Orchard Index Fund.

        Further, if the proposed Maxim Index Sub-Advisory Agreement is not properly approved by shareholders of the Equity Index Portfolios or the proposed Orchard Index Sub-Advisory Agreement is not properly approved by shareholders of the Orchard Index Funds, the Current Maxim Index Sub-Advisory Agreement will continue in its present form, and the Board of Directors will consider other actions that may be taken.



PROPOSAL 3:  TO APPROVE A NEW MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND

        Eligible shareholders of all of the Portfolios except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal to approve a new "manager-of-managers" structure for the Fund under which MCM, the Fund's Investment Adviser, and the Fund's Board of Directors may enter into and make material changes to sub-advisory agreements without shareholder approval.

        The Fund's Board of Directors, including all of the independent directors, has unanimously approved, and recommends that the shareholders of each affected Portfolio approve a proposal to adopt a manager-of-managers structure. This new structure will not change advisory fees paid for by any Portfolio.

        Under a manager-of-managers structure, MCM will be authorized to select (with the approval of the Fund's Board of Directors, including a majority of the Independent Directors) one or more sub-advisers to handle the day-to-day investment management of each Portfolio. MCM pays the fee of any sub-adviser out of its own advisory fees so Portfolio expenses do not increase when a sub-adviser is hired. Under this structure, MCM will monitor each sub-adviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. At present, the following Portfolios are sub-advised by a single sub-adviser:

  Maxim Ariel Small-Cap Value Portfolio      Maxim Ariel MidCap Value Portfolio
  Maxim Founders Growth & Income Portfolio   Maxim INVESCO ADR Portfolio
  Maxim INVESCO Small-Cap Growth Portfolio   Maxim INVESCO Balanced Portfolio
  Maxim Loomis Sayles Small-Cap Value        Maxim Loomis Sayles Corporate Bond
    Portfolio                                  Portfolio
  Maxim T. Rowe Price Equity/Income          Maxim T. Rowe Price MidCap Growth
    Portfolio                                  Portfolio
  Maxim Templeton International Equity       Maxim Global Bond Portfolio
    Portfolio
  Maxim Stock Index Portfolio                Maxim Index 600 Portfolio
  Maxim Index 400 Portfolio                  Maxim Growth Index Portfolio
  Maxim Value Index Portfolio                Maxim Index Pacific Portfolio
  Maxim Index European Portfolio

In the future, however, one or more Portfolios, as determined by MCM, may be sub-advised by two or more sub-advisers. Under these circumstances, MCM will also be responsible for allocating assets between and among such sub-advisers.

     Currently, the Fund must prepare a proxy statement and obtain approval from shareholders of the applicable Portfolios to enter into or materially change any sub-advisory agreement. Under the proposed manager-of-managers structure, approval of shareholders having voting rights would not be required. Instead, MCM (with the approval of the Fund's Board of Directors, including a majority of the Independent Directors) could hire new sub-advisers, terminate existing sub-advisers and/or materially amend agreements with sub-advisers without incurring the expense and delay of preparing a proxy statement and conducting a corresponding meeting of shareholders having voting rights.

     Nevertheless, even though approval of shareholders having voting rights would not be required, the Fund would send shareholders having voting rights an information statement containing substantially all of the information about any new sub-adviser and the new or amended sub-advisory agreement that would otherwise have been included in a proxy statement. The Fund and MCM believe that this structure allows advisory changes, if any, to be made more quickly and efficiently, without sacrificing the quality of service to shareholders.

     The manager-of-managers structure is permitted under an order issued by the SEC. That order requires that the Fund seeks your approval of the structure before it is implemented. It is that approval that is being sought under this Proposal No. 3.

Recommendation of the Board of Directors

        At a meeting held on December 14, 2000, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information deemed necessary to enable it to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Directors determined that this proposal is reasonable and in the best interest of each Portfolio and its shareholders. The Board considered that the advisory fees for each Portfolio would not change as a result of the proposal and that the new "manager-of-managers" structure will provide an opportunity to hire new sub-advisers and materially amend sub-advisory agreements more efficiently and with less expense. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote "FOR" the proposed change.

Vote Required

        This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a 1940 Act Majority is required. If this proposal is not approved by the requisite vote of shareholders, the Board of Directors will consider other actions that may be taken.

PROPOSAL 4:  TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
               REGARDING A NEW MANAGER-OF-MANAGERS STRUCTURE

        Eligible shareholders of all of the Portfolios except the Maxim JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal to approve an amendment to the investment advisory agreement between the Fund and MCM (the "Current Agreement") regarding a new manager-of-managers structure.

        The Fund's Board of Directors, including the Independent Directors, has unanimously approved, and recommends that the shareholders of each affected Portfolio approve a proposal to amend the Current Agreement between the Fund and MCM (the "Amendment"). If the Amendment is approved at the Meeting, ADVISORY FEES UNDER THE CURRENT AGREEMENT WILL NOT CHANGE.

        The Amendment reflects the adoption of a manager-of-managers structure by the Fund. Under a manager-of-managers structure, MCM will be authorized (with the approval of the Fund's Board of Directors, including a majority of the Independent Directors) to select one or more sub-advisers to handle the day-to-day investment management of each Portfolio and to make material changes to sub-advisory agreements without shareholder approval. MCM pays the fee of any sub-adviser out of its own advisory fees so Portfolio expenses do not increase when a sub-adviser is hired. Under this structure, MCM will monitor each sub-adviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. At present, the following Portfolios are sub-advised by a single sub-adviser:

Maxim Ariel Small-Cap Value Portfolio      Maxim Ariel MidCap Value Portfolio
Maxim Founders Growth & Income Portfolio   Maxim INVESCO ADR Portfolio
Maxim INVESCO Small-Cap Growth Portfolio   Maxim INVESCO Balanced Portfolio
Maxim Loomis Sayles Small-Cap Value        Maxim Loomis Sayles Corporate Bond
   Portfolio                                  Portfolio
Maxim T. Rowe Price Equity/Income          Maxim T. Rowe Price MidCap Growth
   Portfolio                                  Portfolio
Maxim Templeton International Equity       Maxim Global Bond Portfolio
   Portfolio
Maxim Stock Index Portfolio                Maxim Index 600 Portfolio
Maxim Index 400 Portfolio                  Maxim Growth Index Portfolio
Maxim Value Index Portfolio                Maxim Index Pacific Portfolio
Maxim Index European Portfolio

In the future, however, one or more Portfolios, as determined by MCM, may be sub-advised by two or more sub-advisers. Under these circumstances, MCM will also be responsible for allocating assets between and among such sub-advisers.

Information About MCM and the Current Agreement

     MCM is a wholly-owned subsidiary of GWL&A. GWL&A is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. ("Lifeco") is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     The table below lists the name and principal occupation of each officer and director of MCM. The business address for each of these persons is: 8515 East Orchard Road, Greenwood Village, Colorado 80111.

S. Mark Corbett       Manager, MCM; Senior Vice President, Investments, GWL&A
Mitchell T.G. Graye   Manager, MCM; Executive Vice President and Chief Financial
                      Officer, GWL&A
Wayne Hoffmann        Manager, MCM; Senior Vice President, Investments, GWL&A.
Douglas L. Wooden     Manager  and  President, MCM; Executive Vice President,
                      Financial Services, GWL&A

Graham R. McDonald    Treasurer, MCM; Vice President, Investment Administration,
                      GWL&A
Beverly A. Byrne      Secretary, MCM; Vice President, Counsel and Associate
                      Secretary, GWL&A

Mr. Graye is also a member of the Fund's Board of Directors. Mr. McDonald is Treasurer of the Fund and Ms. Byrne is Secretary of the Fund. No officer or director of the Fund has any securities or other material direct or indirect interest in MCM or GWL&A. William T. McCallum, Director and President of the Fund is President and Chief Executive Officer of GWL&A and Co-President of Great-West Lifeco Inc. Glen R. Derback, Controller of the Fund is Vice President and Controller of GWL&A; Bruce A. Burrey, Assistant Controller of the Fund is Corporate Controller, GWL&A; and, Bruce Hatcher, Assistant Treasurer of the Fund is Manager, GWL&A. Messrs. McCallum, Graye, Wooden, Corbett, Hoffmann, Derback and McDonald and Ms. Byrne have been granted stock options in Lifeco stock. Messrs. Wooden and McCallum currently own stock in Power Financial Corporation and Messrs. Graye and Wooden have been granted stock options in Power Financial Corporation stock. No other officer or director of the Fund has any other material direct or indirect interest in Lifeco or Power Financial Corporation.

        The Current Agreement, attached hereto as Exhibit D, between the Fund and MCM became effective on December 5, 1997 and as amended effective July 26, 1999. As approved, the Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the voting securities of that Portfolio.

        Under the terms of the Current Agreement, MCM provides the Fund with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities. In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising ___ relations with ___ custodians, ___ transfer and pricing ___ agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; ___ developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. MCM also is authorized to retain sub-advisers to provide day-to-day investment management for the Portfolios. The compensation rate for these services and advisory fees paid to MCM during fiscal year 2001 are set forth below.

--------------------------------------------- -------------------------- -----------------------
                                                Fees As % of Average          Fees Paid in
                 Portfolio                        Daily Net Assets          Fiscal Year 2001
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Loomis Sayles Corporate Bond                      0.90%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Global Bond                                       1.30%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Ariel Small-Cap Value                             1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Loomis Sayles Small-Cap Value                     1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim INVESCO Small-Cap Growth                          0.95%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim T. Rowe Price Mid-Cap Growth                      1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Ariel Mid-Cap Value                               0.95%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Templeton International Equity                    1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim INVESCO ADR                                       1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Founders Growth & Income                          1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim T. Rowe Price Equity/Income                       0.80%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim INVESCO Balanced                                  1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Money Market                                      0.46%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Short-Term Maturity Bond                          0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim U.S. Government Securities                        0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim U.S. Government Mortgage Securities               0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Bond                                              0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Bond Index                                        0.50%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Stock Index                                       0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Index 600                                         0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Index 400                                         0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Growth Index                                      0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Value Index                                       0.60%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Index Pacific                                     1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Index European                                    1.00%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Aggressive Profile I                              0.25%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderately Aggressive Profile I                   0.25%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderate Profile I                                0.25%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderately Conservative Profile I                 0.25%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Conservative Profile I                            0.25%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Aggressive Profile II                             0.10%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderately Aggressive Profile II                  0.10%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderate Profile II                               0.10%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Moderately Conservative Profile II                0.10%
--------------------------------------------- -------------------------- -----------------------
--------------------------------------------- -------------------------- -----------------------
Maxim Conservative Profile II                           0.10%
--------------------------------------------- -------------------------- -----------------------

The Amendment

        The Amendment as it will appear in the Current Agreement is attached hereto as Exhibit E. The Amendment provides in pertinent part that:

o       MCM may engage one or more sub-advisers for each Portfolio
        (except the Maxim JPMorgan Growth & Income Portfolio), which will have primary responsibility for determining what investments the Portfolio will purchase, retain, and sell;

o MCM may replace a Portfolio's sub-adviser or amend a sub-advisory contract; and

o If a Portfolio has more than one sub-adviser, MCM will determine the allocation of assets among that Portfolio's sub-advisers.


Recommendation of the Board of Directors

        At meetings held on December 14, 2000, and February 5, 2002, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information deemed necessary to enable it to determine whether the proposal to approve the Amendment is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Directors determined that this proposal is reasonable and in the best interest of each Portfolio and its shareholders. The Board considered that the advisory fees for each Portfolio would not change as a result of the Amendment and that the new "manager-of-managers" structure will provide an opportunity to hire new sub-advisers and materially amend sub-advisory agreements more efficiently and with less expense. The Board also considered that all other provisions of the Current Agreement will not change. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote "FOR" the proposed Amendment.

Vote Required

     This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a 1940 Act Majority is required. If this proposal is not approved by the requisite vote of shareholders, the Board of Directors will consider other actions that may be taken.


PROPOSAL 5: To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning borrowing, commodities, industry concentration, loans, diversification, real estate, senior securities and underwriting.

PROPOSAL 6: To approve amendments to the fundamental  investment policies of the
     Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning purchases of securities on margin, investments in other investment companies, investments in oil, gas and/or mineral exploration, exercise of control, restricted securities and foreign securities.


General Discussion for Proposals 5 and 6

     The Fund's Board of Directors, including the Independent Directors, has approved, and recommends that the shareholders of each affected Portfolio approve the proposed changes and deletions to the fundamental investment limitations of each Portfolio of the Fund as set forth above in Proposals 4(a) through 4(h), and 5(a) through 5(f).

     The 1940 Act requires a mutual fund to indicate, in its registration statement, its policy with respect to certain investment activities. The Fund's Statement of Additional Information ("SAI") currently sets out these fundamental policies (referred to as "Investment Limitations"). A fundamental policy is one that cannot be changed without the approval of a majority of the outstanding voting securities of each affected Portfolio. A "non-fundamental" policy, also often referred to as "operating policies," may be changed by the Board of Directors without shareholder approval.

        The primary purpose of the proposed new fundamental investment restrictions is to afford more flexibility and to conform to the practices employed by the Fund's competitors. After the Fund was organized in 1981, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions that were historically imposed by state securities laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, these state requirements no longer apply to investment companies. Many of the Portfolios are currently subject to fundamental investment restrictions that are either more restrictive than those required under present law, or are no longer required at all, and that were adopted in response to regulatory, business and industry conditions that no longer exist. As well, since many Portfolios were established after the organization of the Fund, the current investment restrictions vary among the Portfolios. Thus, the proposed changes would:

     o simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act; and

     o eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

        It is believed there are several advantages in revising the fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate or are not consistent with a Portfolio's investment management techniques. As well, the ability to manage Portfolio assets in a changing investment environment will be enhanced because there will be greater flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment operating policies. Thus, investment management opportunities will be increased by these changes. Furthermore, the standardized investment restrictions are expected to enable the Fund to more efficiently and more easily monitor Portfolio compliance.

        Although the proposed changes will allow the Portfolios greater flexibility to respond to future investment opportunities, MCM has advised that none of the proposed changes are intended to materially modify the way any Portfolio is currently managed. It is not anticipated that the proposed changes, either individually or in the aggregate, will change the level of risk associated with investing in the Portfolios. Nor is it anticipated that the proposed changes will, either individually or in the aggregate, change the manner in which the Portfolios will be managed. If adopted, the new restrictions will be interpreted in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

        The policies that are required by law to be fundamental are those concerning borrowing money, the purchase and sale of commodities, the concentration of investments in a particular industry or group of industries, the policy about making loans to other persons, fund diversification, the purchase and sale of real estate, the issuance of senior securities, and underwriting of securities issued by other persons. To the extent that a Portfolio currently has investment restrictions that correspond to the new investment restrictions, those restrictions are not discussed in this proxy statement as there is no need to make any changes thereto.

PROPOSAL 5(a): To approve AN amendment to the fundamental investment policies of the Fund GENERALLY TO standardize the language of those policies that are required to be fundamental concerning Borrowing

     All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

     Borrowing. The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

     Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). For example, an investment company's borrowing of an amount, from an entity other than a bank, equal to 5% of its total assets, for temporary purposes, would serve, while the borrowing is outstanding, to reduce the subsequent bank borrowings that the company may make to 28 1/3% of its total assets. Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares without being forced to sell portfolio securities before they would have otherwise been sold. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

     The proposed restriction standardizes the language regarding this investment restriction for each Portfolio and would expand the circumstances when the Fund may borrow, to include any situations permitted by the 1940 Act (for example, if the Fund intended to engage in reverse repurchase agreements. The current investment restriction for certain of the Portfolios also states that these Portfolios may not purchase securities while borrowings exceed 5% of the value of the Fund's total assets. The 1940 Act's limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets. Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return and increased volatility.


PROPOSAL 5(b):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are required to be fundamental concerning commidities

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

     Commodities. Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures. The proposed commodities restriction would clarify that the Portfolios have the flexibility to: (i) purchase and sell currencies,
(ii) invest in futures contracts on securities, currencies and various indices and (iii) purchase and sell related options. Thus, while the current restriction had confined permissible activities to futures contracts, options, forward foreign currency contracts and swaps, the proposed restriction expands the types of instruments that a Portfolio may acquire and the types of transactions a
Portfolio may enter into. The proposed restriction also clarifies that investments may be made in these instruments for any purpose, including investment or hedging purposes.

        The Portfolios have historically been permitted to invest in options on securities and options on futures. Each Portfolio intends, in the future, to invest in financial futures contracts and related options in an amount that will be substantially similar to its prior investment activity. Using financial futures instruments can involve substantial risks, and will be utilized only if the Portfolio manager believes such investments are advisable. The risks of financial futures ___ instruments ___ include magnified losses on transactions; liquidity risk; and the possibility that the price of the futures contract may not move in the same direction as the price of the underlying security or currency.



PROPOSAL 5(c):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are still required to be fundamental concerning industry concentration

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

        Industry Concentration. Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

        The proposed restriction would standardize the language regarding this investment restriction for each Portfolio and clarify that the concentration policy applies to the Fund's "net" assets, rather than to the Fund's "total" assets (which is consistent with the SEC's revision of its historical position). The proposed restriction will provide investment flexibility that will help the Fund respond to future legal, regulatory, market or technical developments.

PROPOSAL 5(d):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are still required to be fundamental concerning loans

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

     Loans. Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Portfolio invests in debt securities, such investments might be considered to be a loan from the Portfolio to the issuer of the debt securities. In order to ensure that a Portfolio may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the current fundamental investment restrictions specifically carve out such policies from its prohibitions. In addition, the current fundamental restrictions explicitly permit the Fund to lend its portfolio securities; however the percentage of portfolio securities that may be loaned differs among the Portfolios. Securities lending is a practice that has become common in the investment company industry, and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to the lending Portfolio in connection with such a transaction is then invested to provide that Portfolio with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

     The proposed restriction is similar to the current restriction, but would provide the Portfolios with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs contained in the existing investment restriction, it also would permit the Fund to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. Furthermore, the proposed restriction standardizes this restriction among the Portfolios.

PROPOSAL 5(e):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are required to be fundamental concerning diversification

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

        Diversification. The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified" and requires investment companies to adopt a fundamental policy related to its diversification polices. A diversified Portfolio, among other things, is prohibited from purchasing securities of any one issuer if, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer at the time of purchase. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies. The primary purpose of proposed change is to standardize the language of the investment restriction for all diversified Portfolios.

PROPOSAL 5(f):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are required to be fundamental concerning real estate

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

        Real Estate. Under the 1940 Act, an investment company's investment restriction regarding investment in real estate must be fundamental. The proposed real estate restriction is substantially the same as the real estate limitation contained in the current restriction. Accordingly, the Portfolios will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

PROPOSAL 5(g):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are required to be fundamental concerning SENIOR SECURITIES

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

        Senior Securities. Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of investment companies to use leveraging. In general, an investment company uses leveraging when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

        SEC staff interpretations allow an investment company to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

        The proposed investment restriction would amend the current investment restriction to clarify that the Portfolios may engage in options, futures contracts and forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed investment restriction clarifies the Portfolios' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Fund to respond to legal, regulatory and market developments.

PROPOSAL 5(h):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO standardize the language of those policies that are still required to be fundamental concerning UNDERWRITING

                      All eligible shareholders of all the Portfolios of the Fund except the JPMorgan Growth & Income Portfolio on the Record Date, are entitled to vote on this proposal.

     Underwriting. Under the 1940 Act, policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

     From time to time, however, an investment company may purchase a security for investment purposes that it later resells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, interpretations of the SEC Staff clarify that resales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 under the 1940 Act.

        The proposed restriction is similar to the Portfolio's current investment restriction and is intended to conform the language to that generally used in the industry.

PROPOSAL 6(a):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning purchases of securities on margin

                      All eligible shareholders of all the Portfolios of the Fund except the Maxim T. Rowe Price Equity/Income, Maxim
                      T. Rowe Price MidCap Growth, Maxim INVESCO Balanced, Maxim Founders Growth & Income and JPMorgan Growth & Income Portfolios on the Record Date, are entitled to vote on this proposal.

     Margin. This investment restriction was originally included as an investment limitation in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Portfolios are no longer required to retain a fundamental policy regarding these types of investment activities.

     As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day-to-day management of the Portfolios since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Portfolios. The ability of each Portfolio to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act, as well as under the senior securities investment restriction. Elimination of the investment restriction, therefore, would not affect a Portfolio's inability to purchase securities on margin. Finally, the Portfolios have not previously, nor do they currently intend, to engage in these types of investment activities.

PROPOSAL 6(b):        To approve an amendment to the fundamental
                      investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning investments in other investment companies

                      Only eligible shareholders of the Maxim Money Market, Maxim Bond, Maxim Loomis Sayles Corporate Bond, Maxim U.S. Government Securities, Maxim U.S. Government Mortgage Securities, Maxim Templeton International Equity, Maxim INVESCO ADR, Maxim Ariel MidCap Value, Maxim INVESCO Small-Cap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value and Maxim Bond Index on the Record Date, are entitled to vote on this proposal.

     Investments in Other Investment Companies. The current fundamental investment restriction limits a Portfolio's ability to invest in the securities of other open-end investment companies, except where there is no commission, other than ordinary brokerage commission paid. This current restriction, which is more restrictive than the 1940 Act provisions in this regard, was originally included in the fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Portfolios are no longer legally required to retain such a policy as a fundamental investment restriction.

        Upon elimination of this investment restriction, the Portfolios would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other open-end funds. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. Additionally, the Portfolios would continue to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have granted relief to the Maxim Profile Portfolios from the 1940 Act's limitations. The Orders permit, subject to certain conditions, the Maxim Profile Portfolios to invest in other series including those of the Fund. Other investment companies may charge fees, which could reduce the returns of the Portfolios by subjecting the Portfolios to the fees and expenses of the other investment companies.


PROPOSAL 6(c):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning investments in oil, gas and/or mineral exploration

                      All eligible shareholders of all the Portfolios of the Fund except the Maxim INVESCO Balanced, Maxim Founders Growth & Income, JPMorgan Growth & Income and Profile Portfolios on the Record Date, are entitled to vote on this proposal.

     Investments in Oil, Gas and/or Mineral Exploration. As discussed above, the Portfolios are subject to a restriction pertaining to these types of investments. This investment restriction was required to be adopted by certain states prior to the enactment of NSMIA. As the restriction is no longer required under present law, it is proposed that this investment restriction be eliminated. Notwithstanding the elimination of the fundamental restriction, the Portfolios do not expect to engage in these types of investments. Such investments are subject to certain risks, including liquidity risk and increased susceptibility to economic cycles.

PROPOSAL 6(d):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning exercise of control

                      All eligible shareholders of all the Portfolios of the Fund except the Maxim T. Rowe Price Equity/Income, Maxim
                      T. Rowe Price MidCap Growth, Maxim INVESCO Balanced, Maxim Founders Growth & Income, Maxim Global Bond, JPMorgan Growth & Income and Profile Portfolios on the Record Date, are entitled to vote on this proposal.

        Exercise of Control. The current fundamental investment restriction limits certain of the Portfolios' ability to invest for purposes of exercising control or management. This investment restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company. The Portfolios have no present intention of investing in an issuer for the purposes of exercising control or management.

PROPOSAL 6(e):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning restricted securities

                      All eligible shareholders of all the Portfolios of the Fund except the Maxim T. Rowe Price Equity/Income, Maxim
                      T. Rowe Price MidCap Growth, Maxim INVESCO Balanced, Maxim Founders Growth & Income, Maxim Global Bond, Maxim Short-Term Maturity Bond, JPMorgan Growth & Income and Profile Portfolios on the Record Date, are entitled to vote on this proposal.

        Restricted Securities. Certain Portfolios are subject to an investment restriction which limits the purchase of securities which cannot be sold without registration or the filing of a notification under federal or state securities laws (known as "restricted securities"). This investment restriction is not required under current law and it is, therefore, proposed that this restriction be eliminated. Elimination of this restriction should not have an impact on the day-to-day management of the Portfolios as there is no intention to modify the Portfolios' current investment strategy concerning the purchase of securities which cannot be sold without registration or the filing of a notification under federal or state securities laws. Furthermore, the current disclosure in the Fund's Statement of Additional Information concerning Liquidity remains in effect. That disclosure is as follows:

        Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the Money Market Portfolio which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, [MCM] determines the liquidity of portfolio securities and, through reports from [MCM], the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

        A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

PROPOSAL 6(f):        To approve AN amendment to the fundamental
                      investment policies of the Fund GENERALLY TO delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning foreign securities

                      Only eligible shareholders of the Maxim Money Market, Maxim U.S. Government Securities, Maxim U.S. Government Mortgage Securities, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim Index 400, and Maxim Bond Index Portfolios on the Record Date, are entitled to vote on this proposal.

     Foreign Securities. Many Portfolios have a current fundamental investment restriction limiting the Portfolio's ability to invest in securities of foreign issuers. This investment restriction is not required under current law and it is, therefore, proposed that this restriction be eliminated. Elimination of this restriction should not have an impact on the day-to-day management of the Portfolios as there is no intention to modify the Portfolios' current investment strategy concerning the purchase of securities of foreign issuers. Furthermore, the current disclosure in the Fund's Statement of Additional Information concerning Foreign Securities remains in effect. That disclosure is as follows:

          Foreign Securities. Certain Portfolios may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

          There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

          Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

          A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. dollars.

          American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository
     Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

        The current fundamental investment policies to be amended are attached hereto as Exhibit C. The standardized fundamental investment restrictions proposed for shareholders approval are shown below.

Proposed Standardized Fundamental Investment Restrictions

     1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with Fund's investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

     2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts, options thereon and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

     3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the US Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that foreign governments are industries for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600, Maxim Index 400, Maxim Index European and Maxim Index Pacific Portfolios (the "Equity Index Portfolios" or each an "Equity Index Portfolio") may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Equity Index Portfolios' current prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio is concentrating in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

     4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

     5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio's total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Equity Index Portfolios, Maxim Global Bond, Maxim U.S. Government Mortgage Securities, and Maxim Short-Term Maturity Bond Portfolio, as these portfolios are considered non-diversified for purposes of the 1940 Act. This investment restriction also does not apply to the Maxim Profile Portfolios.

     6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

     8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Recommendation of the Board of Directors

        At a meeting held on November 29, 2001, the Board of Directors evaluated each of the proposed changes. Prior to and during the meeting, the Board of Directors requested information deemed necessary to enable it to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Directors determined that this proposal is reasonable and in the best interest of each Portfolio and its shareholders. The Board believes that simplifying and standardizing or eliminating the current fundamental investment policies of the Fund as proposed will enable the Fund to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. Further, although the proposed amendments may provide the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the amendments, if approved, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any of the Portfolios. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote "FOR" the proposed changes.

Vote Required

        Each proposal will be acted upon separately by each Portfolio with respect to each proposed change of fundamental investment restriction. In order for each proposal to be approved for a Portfolio, the affirmative vote of the holders of a 1940 Act Majority of each Portfolio is required.

        If each proposed amendment is approved by the shareholders of the Portfolios, the Fund's prospectus and statement of additional information will be revised, as appropriate and as soon as practicable, to reflect the change. Further, the amended investment policies will remain fundamental to the Portfolios and, as such, cannot be changed without a further shareholder vote. On the other hand, if this proposal is not approved by the shareholders, the Board of Directors will consider other actions that may be taken.


                             ADDITIONAL INFORMATION

Shareholder Proposals

        The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

The Fund will furnish, without charge, a copy of the 2001 annual report upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 75332.

                                            BY ORDER OF THE BOARD OF DIRECTORS,



                                            Beverly A. Byrne
                                            Secretary


                                    EXHIBIT A

                                     Form of
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this ___ day of _________, 2002 by and between Maxim Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the "Portfolios") listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
        The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

               (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

               (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

               (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

               (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

               (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

               (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

               (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

               (h) report  monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other ___ activities in connection with management of the assets of the Portfolios;

               (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

               (j) arrange  with the  Adviser an  administrative  process  which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;

               (k) vote all shares held by the Portfolios.

        In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

        It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

        The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.


                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

     Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

     B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Subadviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Subadviser's overhead and employee costs); fees payable to the Subadviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, ___ either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement
        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

          (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

          (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;

          (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and
               (ii) a majority of the outstanding shares of each of the Portfolios; and

          (d)  shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.



                                   ARTICLE IX
                          Liability of the Sub-adviser
        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
        Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                        Agreements, Representations and Indemnification
                         Related to Disclosure Documents

     A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

     B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

     The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

     C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this
Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
        This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability
        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete

        The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

(a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing ___ services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;

(b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

(c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

        In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

        For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

        For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

          The  following  situations  are not subject to the  provisions of this
          Section XV:

(a)  Customer has a pre-existing relationship with Sub-adviser; or

(b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or

(c)  no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices
        Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.


        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                                    Maxim CAPITAL MANAGEMENT, LLC


                                            By:
------------------------                      ----------------------------------

Name:                                       Name:
                                            Title:
                                            Address:8515 East Orchard Road
                                                    Greenwood Village, CO  80111
                                                    Attn:  Secretary



Witness:                                    MAXIM SERIES FUND, INC.


                                            By:
------------------------                      ----------------------------------

Name:                                       Name:
                                            Title:
                                            Address:8515 East Orchard Road
                                                    Greenwood Village, CO  80111
                                                    Attn:  Secretary


Witness:                                    BARCLAYS GLOBAL FUND ADVISORS


                                            By:
------------------------                      ----------------------------------

Name:                                       Name:
                                            Title:

                                            By:
                                              ----------------------------------

                                            Name:
                                            Title:
                                            Address:  45 Fremont Street
                                                      San Francisco, CA 94105
                                                      Attn:  Legal Department





                                   Schedule A


Maxim Stock Index Portfolio
Maxim Index 600 Portfolio
Maxim Index 400 Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio
Maxim Index European Portfolio
Maxim Index Pacific Portfolio

                                   Schedule B



The following fees apply to the aggregate assets of the Maxim Stock Index Portfolio, Maxim Growth Index Portfolio, Maxim Value Index Portfolio, Maxim Index 600 Portfolio, Maxim Index 400 Portfolio, Orchard S&P 500 Index(R)
Fund, Orchard Index 600 Fund, Orchard Nasdaq-100 Index(R) Fund, and Orchard DJIA IndexSM Fund, and existing and future Barclays Global Investors domestic and/or non-US daily-valued collective fund index investment strategies for which Financial Administrative Services Corporation acts as collective fund servicing agent, assets in each type of index strategy to be aggregated for purposes of fee calculation as set forth below:


Domestic Index Strategies:

First $2.250 billion 0.03%
Next $1.000 billion 0.02%
Over $3.250 billion 0.01%

The above fees apply to the aggregate assets of Maxim Stock Index Portfolio, Maxim Growth Index Portfolio, Maxim Value Index Portfolio, Maxim Index 600 Portfolio, Maxim Index 400 Portfolio, Orchard S&P 500 Index(R)Fund, Orchard Index 600 Fund, Orchard Nasdaq-100 Index(R) Fund, and Orchard DJIA IndexSM Fund, and existing and future Barclays Global Investors domestic collective fund index investment strategies for which Financial Administrative Services Corporation acts as collective fund servicing agent:

International Index Strategies:
First $200 million    0.10%
Next $100 million     0.08%
Next $300 million     0.05%
Over $600 million     0.03%

The above fees apply to the aggregate assets of Maxim Index European Portfolio, Maxim Index Pacific Portfolio, and existing and future Barclays Global Investors non-US daily-valued collective fund index investment strategies for which Financial Administrative Services Corporation acts as collective fund servicing agent.







                                    Exhibit B

                    Certain Other Investment Companies Advised by Barclays

Barclays acts as investment adviser or sub-adviser to the following other investment companies that have investment objectives similar to the Equity Index Portfolios', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

---------------------------- ----------------- ------------------------- ----------------------
                             Net Assets of                               Barclays'
Name of Fund                 Other Funds at    Fee Rate                  Relationship to
                             December 31,                                Other Fund (Adviser
                             2001                                        or Sub-Adviser)
---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Master Investment            $                 0.05%                     Advisor
Portfolio S&P 500 Fund

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
American Century Equity      $                 0.05% - 1st $200          Sub-advisor
Index Fund                                     million; 0.02% next
                                               $300 million; 0.01%
                                               thereafter

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Jefferson Pilot S&P 500      $                 0.05% - 1st $500          Sub-advisor
Fund                                           million; 0.025% next
                                               $500 million; 0.01%
                                               thereafter

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Smith Barney S&P 500 Fund    $                 0.02%                     Sub-advisor

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Smith Barney Russell 1000    $                 0.02%                     Sub-advisor
Growth

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Smith Barney Russell 1000    $                 0.02%                     Sub-advisor
Value

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
State Farm Large Cap         $                 0.15% - 1st $50           Sub-advisor
Equity Index                                   million; 0.02% next
                                               $500 million; 0.01%
                                               thereafter

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Vantagepoint S&P 500 Fund    $                 0.04% - 1st $500          Sub-advisor
                                               million; 0.02% next
                                               $200 million; 0.01%
                                               thereafter

---------------------------- ----------------- ------------------------- ----------------------
---------------------------- ----------------- ------------------------- ----------------------
Wells Fargo Trust Index      $                 0.20% - 1st $500          Sub-advisor
Allocation Fund                                million; 0.15% next $50
                                               million; 0.10%
                                               thereafter
---------------------------- ----------------- ------------------------- ----------------------

Barclays has not waived, reduced or otherwise agreed to reduce its fee under any contract referred to in the table above.



                                    EXHIBIT C

                       FUNDAMENTAL POLICIES TO BE AMENDED

Except as otherwise indicated the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim Money Market, Maxim Bond, Maxim Loomis Sayles Corporate Bond, Maxim U.S. Government Securities, Maxim Short-Term Maturity Bond, Maxim U.S. Government Mortgage Securities, Maxim Templeton International Equity, Maxim INVESCO ADR, Maxim Ariel MidCap Value, Maxim INVESCO Small-Cap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim Index 400, Maxim Bond Index, Maxim Index Pacific, Maxim Index European Portfolios.

--------------------------------------------------- --------------------------------------------
Current Investment Policy                           Proposed New Investment Policy
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------

Commodities.  Each Portfolio will not purchase or   Each Portfolio will not purchase or sell
sell interests in commodities, commodities          physical commodities; except that it may
contracts, oil, gas or other mineral exploration    purchase and sell derivatives (including,
or development programs, or real estate, except     but not limited to, futures contracts,
that the Fund may purchase securities of issuers    options thereon and options on futures
which invest or deal in any of the above;           contracts).  Current contracts or hybrid
provided, however, that the Bond, Maxim Stock       investments are not considered to be
Index, Maxim Index 600, Maxim Growth Index, Maxim   commodities.
Value Index, Maxim Ariel MidCap Value, Maxim
Templeton International Equity, Maxim Ariel
Small-Cap Value, Maxim Loomis Sayles Corporate
Bond, Maxim Loomis Sayles Small-Cap Value, Maxim
INVESCO Small-Cap Growth, Maxim INVESCO ADR,
Maxim Short-Term Maturity Bond, Maxim Index 400,
Maxim Index Pacific, Maxim Index European and
Maxim Bond Index Portfolios may invest in futures
contracts based on financial indices, foreign
currency transactions and options on permissible
futures contracts.
Each Portfolio will not write, purchase or sell
puts, calls or combinations thereof, except that
the Bond, Maxim Index 600, Maxim Value Index,
Maxim Growth Index, Maxim Ariel MidCap Value,
Maxim Templeton International Equity, Maxim Ariel
Small-Cap Value, Maxim Loomis Sayles Corporate
Bond, Maxim Loomis Sayles Small-Cap Value, Maxim
Short-Term Maturity Bond, Maxim INVESCO Small-Cap
Growth, Maxim Index 400, Maxim Bond Index, Maxim
Stock Index, Maxim Index European, Maxim Index
Pacific and Maxim INVESCO ADR Portfolios may buy
and sell put and call options (and any
combination thereof) on securities (including
index options), on index futures contracts, on
securities indices, and on foreign currencies (to
the extent a Portfolio may invest in foreign
currencies) and may buy and sell put and call
warrants, the values of which are based upon
securities indices.  In addition, the Bond
Portfolio may buy and sell put and call options (
and any combination thereof) on permissible
futures contracts.
Each Portfolio will not sell securities short or
purchase securities on margin.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Industry Concentration.  Each Portfolio will        Each Portfolio will not purchase the
not invest more than 25% of its total assets        securities of any issuer if, as a result,
(taken at market value at the time of each          more than 25% of the value of the Fund's
investment) in the securities of issuers            net assets would be invested in the
primarily engaged in the same industry;             securities of issuers having their
utilities will be divided according to their        principal business activities in the same
services; for example, gas, gas transmission,       industry; provided there shall be no
electric and telephone each will be                 limitation on the purchase of obligations
considered a separate industry for purposes         issued or guaranteed by the US Government,
of this restriction; provided that there            or its agencies or instrumentalities, or
shall be no limitation on the purchase of           of certificates of deposit or bankers
obligations issued or guaranteed by the U.S.        acceptances.  It is the current position
Government, or its agencies or                      of the staff of the SEC that foreign
instrumentalities, or of certificates of            governments are industries for purposes of
deposit and bankers' acceptances.                   this restriction.  Notwithstanding the
Notwithstanding the foregoing, each of the          foregoing, each of the Maxim Stock Index,
Maxim Stock Index, Maxim Growth Index, Maxim        Maxim Growth Index, Maxim Value Index,
Value Index, Maxim Index 600, Maxim Index           Maxim Index 600, Maxim Index 400, Maxim
400, Maxim Index European and Maxim Index           Index European and Maxim Index Pacific
Pacific Portfolios (the "Equity Index               Portfolios (the "Equity Index Portfolios"
Portfolios" or each an "Equity Index                or each an "Equity Index Portfolio") may
Portfolio") may concentrate its investments         concentrate its investments in a
in a particular industry or group of                particular industry or group of industries
industries to approximately the same extent         to approximately the same extent as its
as its benchmark index if its benchmark index       benchmark index if its benchmark index (as
(as described in the Equity Index Portfolios'       described in the Equity Index Portfolios'
current prospectus) is so concentrated; for         current prospectus) is so concentrated;
purposes of this limitation, whether an             for purposes of this limitation, whether
Equity Index Portfolio is concentrating in an       an Equity Index Portfolio is concentrating
industry or group of industries shall be            in an industry or group of industries
determined in accordance with the Investment        shall be determined in accordance with the
Company Act of 1940 and as interpreted or           1940 Act and as interpreted or modified
modified from time to time by any regulatory        from time to time by any regulatory or
or judicial authority having jurisdiction.          judicial authority having jurisdiction.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Borrowing.  Each Portfolio will not borrow          Each Portfolio will not borrow money
amounts in excess of 10% of its total assets,       except that a Portfolio may (i) borrow for
taken at market value at the time of the            non-leveraging, temporary, or emergency
borrowing, and then only from banks as a            purposes; (ii) engage in reverse
temporary measure for extraordinary or emergency    repurchase agreements and make other
purposes.  In the event a Portfolio borrows in      investments or engage in other
excess of 5% of its total assets, at the time of    transactions, which may involve borrowing,
borrowing, it will have an asset coverage of at     in a manner consistent with the
least 300%.  As a matter of policy, all             Portfolio's investment objective and
borrowings will be repaid before any investments    program, provided that any such borrowings
are made.                                           comply with applicable regulatory
Each Portfolio will not mortgage, pledge,           requirements.
hypothecate or in any manner transfer, as
security for indebtedness, any securities owned
or held by the Fund except as may be necessary in
connection with borrowings mentioned above, and
then such mortgaging, pledging or hypothecating
may not exceed 10% of the Fund's total assets,
taken at market value at the time thereof.  The
Fund will not, as a matter of operating policy,
mortgage, pledge or hypothecate its portfolio
securities to the extent that at any time the
percentage of the value of ledged securities will
exceed 10% of the value of the Fund's shares.
This restriction does not apply to segregated
accounts.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Diversification.  Each Portfolio will not invest    Each Portfolio will not, with respect to
more than 15% of its total assets (taken at         75% of the value of the Portfolio's total
market value at the time of each investment) in     assets, purchase a security if, as a
obligations (excluding repurchase agreements) of    result (i) more than 5% of the value of
any one bank, or, with respect to 75% of its        the Portfolio's total assets would be
assets, invest more than 5% of such assets in the   invested in the securities of a single
securities (other than United States Government     issuer (other than the U.S. government or
or government agency securities) of any one         any of its agencies or instrumentalities
issuer other than a bank (but including             or repurchase agreements collateralized by
repurchase agreements with any one bank); and (b)   U.S. government securities, and other
purchase more than either (i) 10% in principal      investment companies) or (ii) more than
amount of the outstanding debt securities of an     10% of the outstanding voting securities
issuer, or (ii) 10% of the outstanding voting       of any issuer would be held by the Fund
securities of an issuer, except that such           (other than obligations issued or
restrictions shall not apply to securities issued   guaranteed by the U.S. government, its
or guaranteed by the United States Government or    agencies or instrumentalities or by other
its agencies, bank money instruments or bank        investment companies).  This investment
repurchase agreements.  Under the diversification   restriction does not apply to the Equity
requirements of the Investment Company Act of       Index Portfolios, Maxim Global Bond, Maxim
1940 applicable to diversified investment           U.S. Government Mortgage Securities, and
companies, such as the Fund, the Fund may not       Maxim Short-Term Maturity Bond Portfolio,
invest more than 5% of the value of its total       as these portfolios are considered
assets in the securities of any one issuer          non-diversified for purposes of the 1940
(except that this statutory restriction does not    Act.  This investment restriction also
apply with respect to 25% of the value of an        does not apply to the Maxim Profile
investment company's total assets).  Under the      Portfolios.
Fund's current interpretation of the statutory
diversification tests, bank obligations of the
type in which the Fund invests are not subject to
this 5% limitation and thus the Fund's only
limitation in this regard is the 15% limitation
set forth above.  The staff of the Securities and
Exchange Commission, however, has taken the
position that certain bank obligations are
subject to the statutory 5% limitation, and
further action by the Commission may make it
necessary that the Fund revise its investments in
bank obligations so as not to exceed the 5%
limitation in order for the Fund to maintain its
status as a diversified company.  This investment
restriction does not apply to the Maxim Global
Bond, Maxim U.S. Government Mortgage Securities
Maxim Short-Term Maturity Bond Portfolios.
Notwithstanding the foregoing, the Maxim Stock
Index, Maxim Growth Index, Maxim Value Index,
Maxim Index 600, Maxim Index 400, Maxim Index
European and Maxim Index Pacific Portfolios shall
be considered non-diversified for purposes of the
Investment Company Act of 1940.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Loans.  Each Portfolio will not make loans,         Each Portfolio will not make loans,
except as described, below and except through the   although the Fund may (i) lend portfolio
purchase of obligations in private placements       securities; (ii) enter into repurchase
(the purchase of publicly-traded obligations are    agreements; and (iii) acquire debt
not considered the making of a loan.                securities, bank loan participation
Lend its portfolio securities in excess of 20% of   interests, bank certificates of deposit,
its total assets, taken at market value at the      bankers' acceptances, debentures or other
time of the loan, and provided that such loan       securities, whether or not the purchase is
shall be made in accordance with the guidelines     made upon the original issuance of the
set forth below (33 1/3% for the Maxim Short-Term   securities; and (iv) purchase debt.
Maturity Bond, Maxim Index 400, Maxim Index
European, Maxim Index Pacific, Maxim Stock Index,
Maxim Growth Index, Maxim Value Index and Maxim
Index 600 Portfolios).
Lending of Portfolio Securities Guidelines.
Subject to Investment Limitations described above
for all Portfolios, each Portfolio of the Fund
from time-to-time may lend its portfolio
securities to brokers, dealers and financial
institutions. Securities lending allows a fund to
retain ownership of the securities loaned and, at
the same time, to earn additional income.
Because there may be delays in the recovery of
loaned securities, or even a loss of rights in
collateral supplied should the borrower fail
financially, loans will be made only to parties
deemed by GW Capital Management to be of good
standing. Furthermore, they will only be made if,
in GW Capital Management's judgment, the
consideration to be earned from such loans would
justify the risk.
GW Capital Management understands that it is the
current view of the SEC Staff that a Fund may
engage in loan transactions only under the
following conditions: (1) the fund must receive
100% collateral in the form of cash or cash
equivalents (e.g., U.S. Treasury bills or notes)
from the borrower; (2) the borrower must increase
the collateral whenever the market value of the
securities loaned (determined on a daily basis)
rises above the value of the collateral; (3)
after giving notice, the fund must be able to
terminate the loan at any time; (4) the fund must
receive reasonable interest on the loan or a flat
fee from the borrower, as well as amounts
equivalent to any dividends, interest, or other
distributions on the securities loaned and to any
increase in market value; (5) the fund may pay
only reasonable custodian fees in connection with
the loan; and (6) the Board of Directors must be
able to vote proxies on the securities loaned,
either by terminating the loan or by entering
into an alternative arrangement with the
borrower.
Cash received through loan transactions may be
invested in other eligible securities. Investing
this cash subjects that investment, as well as
the security loaned, to market forces (i.e.,
capital appreciation or depreciation).
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Real Estate.  Each Portfolio will not purchase or   Each Portfolio will not purchase or sell
sell interests in commodities, commodities          real estate, including limited partnership
contracts, oil, gas or other mineral exploration    interests therein, unless acquired as a
or development programs, or real estate, except     result of ownership of securities or other
that the Fund may purchase securities of issuers    instruments (but this shall not prevent
which invest or deal in any of the above;           the Fund from investing in securities or
provided, however, that the Bond, Maxim Stock       other instruments backed by real estate or
Index, Maxim Index 600, Maxim Growth Index, Maxim   securities of companies engaged in the
Value Index, Maxim Ariel MidCap Value, Maxim        real estate business).
Templeton International Equity, Maxim Ariel
Small-Cap Value, Maxim Loomis Sayles Corporate
Bond, Maxim Loomis Sayles Small-Cap Value, Maxim
INVESCO Small-Cap Growth, Maxim INVESCO ADR,
Maxim Short-Term Maturity Bond, Maxim Index 400,
Maxim Index Pacific, Maxim Index European and
Maxim Bond Index Portfolios may invest in futures
contracts based on financial indices, foreign
currency transactions and options on permissible
futures contracts.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Underwriting.  Each Portfolio will not underwrite   Each Portfolio will not underwrite
securities of other issuers except insofar as the   securities issued by other persons, except
Fund may be deemed an underwriter under the         to the extent the Fund may be deemed to be
Securities Act of 1933 in selling portfolio         an underwriter under applicable law in
securities.                                         connection with the sale of its portfolio
                                                    securities in the ordinary course of
                                                    pursuing its investment program.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Senior Securities.  No current investment policy.   Each Portfolio will not issue senior
                                                    securities except in compliance with the
                                                    1940 Act.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Exercise of Control.  Each Portfolio will not       No proposed similar investment policy.
alone or together with any other investor make
investments for the purpose of exercising control
over, or management of any issuer.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Investment in other Investment Companies.  Each     No proposed similar investment policy.
Portfolio will not purchase securities of other
investment companies, except in connection with a
merger, consolidation, acquisition or
reorganization, or by purchase in the open market
of securities of closed-end investment companies
where no underwriter or dealer's commission or
profit, other than customary broker's commission,
is involved, and only if immediately thereafter
not more than 10% of such Fund's total assets,
taken at market value, would be invested in such
securities.  This investment restriction does not
apply to the Maxim Short-Term Maturity Bond, nor
does this investment restriction apply to any
Equity Index Portfolio.

--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Restricted Securities.  Each Portfolio will not     No proposed similar investment policy
purchase securities for the Fund which cannot be
sold without registration or the filing of a
notification under federal or state securities
laws if, as a result, such investments would
exceed 10% of the value of such Fund's net assets
(15% for the Maxim INVESCO Small-Cap Growth and
Maxim INVESCO ADR Portfolios).  This investment
restriction does not apply to the Maxim
Short-Term Maturity Bond Portfolio.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------

Purchase of Securities on Margin.  Each Portfolio   No proposed similar investment policy.
will not purchase any securities on margin
(except that the Fund may obtain such short-term
credit as may be necessary for the clearance of
purchases and sales of portfolio securities, and
the Bond, Maxim Stock Index, Maxim Index 600,
Maxim Value Index, Maxim Growth Index, Maxim
Templeton International Equity, Maxim Ariel
Small-Cap Value, Maxim Ariel MidCap Value, Maxim
Loomis Sayles Corporate Bond, Maxim Short-Term
Maturity Bond, Maxim Loomis Sayles Small-Cap
Value, Maxim INVESCO Small-Cap Growth, Maxim
INVESCO ADR, Maxim Index 400, Maxim Bond Index,
Maxim Index Pacific and Maxim Index European
Portfolios may make margin payments in connection
with transactions in futures contracts) or make
short sales of securities or maintain a short
position.

--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Foreign Securities.  Each Portfolio will not        No proposed similar investment policy.
invest in securities of foreign issuers if at the
time of acquisition more than 10% of its total
assets, taken at market value at the time of
investment, would be invested in such
securities.  However, up to 25% of the total
assets of a Portfolio may be invested in
securities (i) issued, assumed or guaranteed by
foreign governments, or political subdivisions or
instrumentalities thereof, (ii) assumed or
guaranteed by domestic issuers, including
Eurodollar securities, or (iii) issued, assumed
or guaranteed by foreign issuers having a class
of securities listed for trading on the New York
Stock Exchange or on a major Canadian exchange.
This investment limitation will not apply to the
Maxim Templeton International Equity, Maxim Ariel
MidCap Value, Bond, Maxim Ariel Small-Cap Value,
Maxim Loomis Sayles Corporate Bond, Maxim
Short-Term Maturity Bond, Maxim Loomis Sayles
Small-Cap Value, Maxim INVESCO Small-Cap Growth,
Maxim INVESCO ADR, Maxim Index European and Maxim
Index Pacific Portfolios.
--------------------------------------------------- --------------------------------------------
--------------------------------------------------- --------------------------------------------
Investment in Oil, Gas and/or Mineral               No proposed similar investment policy.
Exploration.  Each Portfolio will not purchase or
sell interests in commodities, commodities
contracts, oil, gas or other mineral exploration
or development programs, or real estate, except
that the Fund may purchase securities of issuers
which invest or deal in any of the above;
provided, however, that the Bond, Maxim Stock
Index, Maxim Index 600, Maxim Growth Index, Maxim
Value Index, Maxim Ariel MidCap Value, Maxim
Templeton International Equity, Maxim Ariel
Small-Cap Value, Maxim Loomis Sayles Corporate
Bond, Maxim Loomis Sayles Small-Cap Value, Maxim
INVESCO Small-Cap Growth, Maxim INVESCO ADR,
Maxim Short-Term Maturity Bond, Maxim Index 400,
Maxim Index Pacific, Maxim Index European and
Maxim Bond Index Portfolios may invest in futures
contracts based on financial indices, foreign
currency transactions and options on permissible
futures contracts.
--------------------------------------------------- --------------------------------------------


Except as otherwise indicated, the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Value Portfolios

------------------------------------------------- -----------------------------------------------
Current Investment Policy                         Proposed New Investment Policy
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Diversification.  Each Portfolio will not         Each Portfolio will not, with respect to 75%
invest more than 15% of its total assets (taken   of the value of the Portfolio's total assets,
at market value at the time of each investment)   purchase a security if, as a result (i) more
in obligations (excluding repurchase              than 5% of the value of the Portfolio's total
agreements) of any one bank, or, with respect     assets would be invested in the securities of
to 75% of its assets, invest more than 5% of      a single issuer (other than the U.S.
such assets in the securities (other than         government or any of its agencies or
United States Government or government agency     instrumentalities or repurchase agreements
securities) of any one issuer other than a bank   collateralized by U.S. government securities,
(but including repurchase agreements with any     and other investment companies) or (ii) more
one bank); and (b) purchase more than either      than 10% of the outstanding voting securities
(i) 10% in principal amount of the outstanding    of any issuer would be held by the Fund
debt securities of an issuer, or (ii) 10% of      (other than obligations issued or guaranteed
the outstanding voting securities of an issuer,   by the U.S. government, its agencies or
except that such restrictions shall not apply     instrumentalities or by other investment
to securities issued or guaranteed by the         companies).  This investment restriction does
United States Government or its agencies, bank    not apply to the Equity Index Portfolios,
money instruments or bank repurchase              Maxim Global Bond, Maxim U.S. Government
agreements.  Under the diversification            Mortgage Securities, and Maxim Short-Term
requirements of the Investment Company Act of     Maturity Bond Portfolio, as these portfolios
1940 applicable to diversified investment         are considered non-diversified for purposes
companies, such as the Fund, the Fund may not     of the 1940 Act.  This investment restriction
invest more than 5% of the value of its total     also does not apply to the Maxim Profile
assets in the securities of any one issuer        Portfolios.
(except that this statutory restriction does
not apply with respect to 25% of the value of
an investment company's total assets).  Under
the Fund's current interpretation of the
statutory diversification tests, bank
obligations of the type in which the Fund
invests are not subject to this 5% limitation
and thus the Fund's only limitation in this
regard is the 15% limitation set forth above.
The staff of the Securities and Exchange
Commission, however, has taken the position
that certain bank obligations are subject to
the statutory 5% limitation, and further action
by the Commission may make it necessary that
the Fund revise its investments in bank
obligations so as not to exceed the 5%
limitation in order for the Fund to maintain
its status as a diversified company.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Industry Concentration.  Each Portfolio will      Each Portfolio will not purchase the
not invest more than 25% of its total assets      securities of any issuer if, as a result,
(taken at market value at the time of each        more than 25% of the value of the Fund's net
investment) in the securities of issuers          assets would be invested in the securities of
primarily engaged in the same industry;           issuers having their principal business
utilities will be divided according to their      activities in the same industry; provided
services; for example, gas, gas transmission,     there shall be no limitation on the purchase
electric and telephone each will be considered    of obligations issued or guaranteed by the US
a separate industry for purposes of this          Government, or its agencies or
restriction; provided that there shall be no      instrumentalities, or of certificates of
limitation on the purchase of obligations         deposit or bankers acceptances.  It is the
issued or guaranteed by the U.S. Government, or   current position of the staff of the SEC that
its agencies or instrumentalities, or of          foreign governments are industries for
certificates of deposit and bankers'              purposes of this restriction.
acceptances.                                      Notwithstanding the foregoing, each of the
                                                  Maxim Stock Index, Maxim
                                                  Growth Index, Maxim Value
                                                  Index, Maxim Index 600, Maxim
                                                  Index 400, Maxim Index
                                                  European and Maxim Index
                                                  Pacific Portfolios (the
                                                  "Equity Index Portfolios" or
                                                  each an "Equity Index
                                                  Portfolio") may concentrate
                                                  its investments in a
                                                  particular industry or group
                                                  of industries to approximately
                                                  the same extent as its
                                                  benchmark index if its
                                                  benchmark index (as described
                                                  in the Equity Index
                                                  Portfolios' current
                                                  prospectus) is so
                                                  concentrated; for purposes of
                                                  this limitation, whether an
                                                  Equity Index Portfolio is
                                                  concentrating in an industry
                                                  or group of industries shall
                                                  be determined in accordance
                                                  with the 1940 Act and as
                                                  interpreted or modified from
                                                  time to time by any regulatory
                                                  or judicial authority having
                                                  jurisdiction.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Underwriting.  Each Portfolio will not            Each Portfolio will not underwrite securities
underwrite securities of other issuers except     issued by other persons, except to the extent
insofar as the Fund may be deemed an              the Fund may be deemed to be an underwriter
underwriter under the Securities Act of 1933 in   under applicable law in connection with the
selling portfolio securities.                     sale of its portfolio securities in the
                                                  ordinary course of pursuing its investment
                                                  program.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Commodities.  Each Portfolio will not purchase    Each Portfolio will not purchase or sell
or sell interests in commodities, commodities     physical commodities; except that it may
contracts, oil, gas or other mineral              purchase and sell derivatives (including, but
exploration or development programs, or real      not limited to, futures contracts, options
estate, except that the Portfolio may purchase    thereon and options on futures contracts).
securities of issuers which invest or deal in     Current contracts or hybrid investments are
any of the above; provided, however, that the     not considered to be commodities.
Portfolio may invest in futures contracts,
forward currency contracts, and options on
futures.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Loans.  Each Portfolio will not make loans,       Each Portfolio will not make loans, although
except as described below and except through      the Fund may (i) lend portfolio securities;
the purchase of obligations in private            (ii) enter into repurchase agreements; and
placements (the purchase of publicly-traded       (iii) acquire debt securities, bank loan
obligations are not being considered the making   participation interests, bank certificates of
of a loan).                                       deposit, bankers' acceptances, debentures or
Each Portfolio will not lend its portfolio        other securities, whether or not the purchase
securities in excess of 33 1/3% of its total      is made upon the original issuance of the
assets, taken at market value at the time of      securities; and (iv) purchase debt.
the loan, and provided that such loan shall be
made in accordance with the guidelines set
forth below.
Lending of Portfolio Securities Guidelines.
Subject to Investment Limitations described
above for all Portfolios, each Portfolio of the
Fund from time-to-time may lend its portfolio
securities to brokers, dealers and financial
institutions. Securities lending allows a fund
to retain ownership of the securities loaned
and, at the same time, to earn additional
income.
Because there may be delays in the recovery of
loaned securities, or even a loss of rights in
collateral supplied should the borrower fail
financially, loans will be made only to parties
deemed by GW Capital Management to be of good
standing. Furthermore, they will only be made
if, in GW Capital Management's judgment, the
consideration to be earned from such loans
would justify the risk.
GW Capital Management understands that it is
the current view of the SEC Staff that a Fund
may engage in loan transactions only under the
following conditions: (1) the fund must receive
100% collateral in the form of cash or cash
equivalents (e.g., U.S. Treasury bills or
notes) from the borrower; (2) the borrower must
increase the collateral whenever the market
value of the securities loaned (determined on a
daily basis) rises above the value of the
collateral; (3) after giving notice, the fund
must be able to terminate the loan at any time;
(4) the fund must receive reasonable interest
on the loan or a flat fee from the borrower, as
well as amounts equivalent to any dividends,
interest, or other distributions on the
securities loaned and to any increase in market
value; (5) the fund may pay only reasonable
custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote
proxies on the securities loaned, either by
terminating the loan or by entering into an
alternative arrangement with the borrower.
Cash received through loan transactions may be
invested in other eligible securities.
Investing this cash subjects that investment,
as well as the security loaned, to market
forces (i.e., capital appreciation or
depreciation).
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Borrowing.  Each Portfolio will not borrow,       Each Portfolio will not borrow money except
except that the Portfolios may (i) borrow for     that a Portfolio may (i) borrow for
non-leveraging, temporary or emergency purposes   non-leveraging, temporary, or emergency
and (ii) engage in reverse repurchase             purposes; (ii) engage in reverse repurchase
agreements and make other investments or engage   agreements and make other investments or
in other transactions which may involve a         engage in other transactions, which may
borrowing, in a manner consistent with the        involve borrowing, in a manner consistent
Portfolio's investment objective and program,     with the Portfolio's investment objective and
provided that the combination of (i) and (ii)     program, provided that any such borrowings
shall not exceed 33 1/3% of the value of the      comply with applicable regulatory
Portfolio's total assets (including the           requirements.
borrowed amount) less liabilities (other than
borrowings) or such other percentage permitted
by law.  Any borrowings which come to exceed
this amount will be reduced in accordance with
applicable law.  Reverse repurchase agreements
and other investments which are "covered" by a
segregated account or an offsetting position in
accordance with applicable SEC requirements do
not constitute borrowings for purposes of any
asset coverage requirement.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Real Estate.  Each Portfolio will not purchase    Each Portfolio will not purchase or sell real
or sell interests in commodities, commodities     estate, including limited partnership
contracts, oil, gas or other mineral              interests therein, unless acquired as a
exploration or development programs, or real      result of ownership of securities or other
estate, except that the Portfolio may purchase    instruments (but this shall not prevent the
securities of issuers which invest or deal in     Fund from investing in securities or other
any of the above; provided, however, that the     instruments backed by real estate or
Portfolio may invest in futures contracts,        securities of companies engaged in the real
forward currency contracts, and options on        estate business).
futures.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Senior Securities.  No Change.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Investment in Oil, Gas and/or Mineral             No proposed similar investment policy.
Exploration.  Each Portfolio will not purchase
or sell interests in commodities, commodities
contracts, oil, gas or other mineral
exploration or development programs, or real
estate, except that the Portfolio may purchase
securities of issuers which invest or deal in
any of the above, provided; however, that the
Portfolio may invest in futures contracts,
forward currency contracts, and options on
futures.
------------------------------------------------- -----------------------------------------------


Except as otherwise indicated, the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim Founders Growth & Income Portfolio

------------------------------------------------- -----------------------------------------------
Current Investment Policy                         Proposed New Investment Policy
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Underwriting.  The Portfolio will not             Each Portfolio will not underwrite securities
underwrite securities of other issuers except     issued by other persons, except to the extent
insofar as the Portfolio may be deemed an         the Fund may be deemed to be an underwriter
underwriter under the Securities Act of 1933 in   under applicable law in connection with the
selling portfolio securities.                     sale of its portfolio securities in the
                                                  ordinary course of pursuing its investment
                                                  program.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Commodities.  The Portfolio will not invest       Each Portfolio will not purchase or sell
directly in physical commodities (other than      physical commodities; except that it may
foreign currencies), real estate or interests     purchase and sell derivatives (including, but
in real estate; provided that the Portfolio may   not limited to, futures contracts, options
invest in securities of issuers that invest in    thereon and options on futures contracts).
physical commodities, real estate or interests    Current contracts or hybrid investments are
in real estate; and, provided further, that       not considered to be commodities.
this shall not prevent the Portfolio from
purchasing or selling options, futures, swaps
and forward contracts or from investing in
securities or other instruments backed by
physical commodities, real estate or interests
in real estate.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Loans.  The Portfolio will not make loans to      Each Portfolio will not make loans, although
other persons; the purchase of a portion of an    the Fund may (i) lend portfolio securities;
issue of publicly or privately distributed        (ii) enter into repurchase agreements; and
bonds, debentures or other securities is not      (iii) acquire debt securities, bank loan
considered the making of a loan by the            participation interests, bank certificates of
Portfolio.  The Portfolio may also enter into     deposit, bankers' acceptances, debentures or
repurchase agreements.                            other securities, whether or not the purchase
                                                  is made upon the original issuance of the
                                                  securities; and (iv) purchase debt.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Industry Concentration.  The Portfolio will not   Each Portfolio will not purchase the
make any investment if, as a result, 25% or       securities of any issuer if, as a result,
more of the Portfolio's total assets would be     more than 25% of the value of the Fund's net
invested in securities of issuers having their    assets would be invested in the securities of
principal business activities in the same         issuers having their principal business
industry, provided that this limitation does      activities in the same industry; provided
not apply to obligations issued or guaranteed     there shall be no limitation on the purchase
by the U.S. government, its agencies or           of obligations issued or guaranteed by the US
instrumentalities.                                Government, or its agencies or
                                                  instrumentalities, or of
                                                  certificates of deposit or
                                                  bankers acceptances. It is the
                                                  current position of the staff
                                                  of the SEC that foreign
                                                  governments are industries for
                                                  purposes of this restriction.
                                                  Notwithstanding the foregoing,
                                                  each of the Maxim Stock Index,
                                                  Maxim Growth Index, Maxim
                                                  Value Index, Maxim Index 600,
                                                  Maxim Index 400, Maxim Index
                                                  European and Maxim Index
                                                  Pacific Portfolios (the
                                                  "Equity Index Portfolios" or
                                                  each an "Equity Index
                                                  Portfolio") may concentrate
                                                  its investments in a
                                                  particular industry or group
                                                  of industries to approximately
                                                  the same extent as its
                                                  benchmark index if its
                                                  benchmark index (as described
                                                  in the Equity Index
                                                  Portfolios' current
                                                  prospectus) is so
                                                  concentrated; for purposes of
                                                  this limitation, whether an
                                                  Equity Index Portfolio is
                                                  concentrating in an industry
                                                  or group of industries shall
                                                  be determined in accordance
                                                  with the 1940 Act and as
                                                  interpreted or modified from
                                                  time to time by any regulatory
                                                  or judicial authority having
                                                  jurisdiction.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Borrowing.  The Portfolio will not borrow         Each Portfolio will not borrow money except
money, except for extraordinary or emergency      that a Portfolio may (i) borrow for
purposes, and then only from banks in amounts     non-leveraging, temporary, or emergency
up to 33 1/3% of the Portfolio's total assets.    purposes; (ii) engage in reverse repurchase
                                                  agreements and make other
                                                  investments or engage in other
                                                  transactions, which may
                                                  involve borrowing, in a manner
                                                  consistent with the
                                                  Portfolio's investment
                                                  objective and program,
                                                  provided that any such
                                                  borrowings comply with
                                                  applicable regulatory
                                                  requirements.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Real Estate.  The Portfolio will not invest       Each Portfolio will not purchase or sell real
directly in physical commodities (other than      estate, including limited partnership
foreign currencies), real estate or interests     interests therein, unless acquired as a
in real estate; provided that the Portfolio may   result of ownership of securities or other
invest in securities of issuers that invest in    instruments (but this shall not prevent the
physical commodities, real estate or interests    Fund from investing in securities or other
in real estate; and, provided further, that       instruments backed by real estate or
this shall not prevent the Portfolio from         securities of companies engaged in the real
purchasing or selling options, futures, swaps     estate business).
and forward contracts or from investing in
securities or other instruments backed by
physical commodities, real estate or interests
in real estate.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Diversification.  No current investment policy.   Each Portfolio will not, with respect to 75%
                                                  of the value of the Portfolio's total assets,
                                                  purchase a security if, as a result (i) more
                                                  than 5% of the value of the Portfolio's total
                                                  assets would be invested in the securities of
                                                  a single issuer (other than the U.S.
                                                  government or any of its agencies or
                                                  instrumentalities or repurchase agreements
                                                  collateralized by U.S. government securities,
                                                  and other investment companies) or (ii) more
                                                  than 10% of the outstanding voting securities
                                                  of any issuer would be held by the Fund
                                                  (other than obligations issued or guaranteed
                                                  by the U.S. government, its agencies or
                                                  instrumentalities or by other investment
                                                  companies).  This investment restriction does
                                                  not apply to the Equity Index Portfolios,
                                                  Maxim Global Bond, Maxim U.S. Government
                                                  Mortgage Securities, and Maxim Short-Term
                                                  Maturity Bond Portfolio, as these portfolios
                                                  are considered non-diversified for purposes
                                                  of the 1940 Act.  This investment restriction
                                                  also does not apply to the Maxim Profile
                                                  Portfolios.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Senior Securities.  No Change.
------------------------------------------------- -----------------------------------------------


Except as otherwise indicated, the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim INVESCO Balanced Portfolio

------------------------------------------------- -----------------------------------------------
Current Investment Policy                         Proposed New Investment Policy
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Underwriting.  The Portfolio will not             Each Portfolio will not underwrite securities
underwrite securities of other issuers except     issued by other persons, except to the extent
insofar as the Portfolio may be deemed an         the Fund may be deemed to be an underwriter
underwriter under the Securities Act of 1933 in   under applicable law in connection with the
selling portfolio securities.                     sale of its portfolio securities in the
                                                  ordinary course of pursuing its investment
                                                  program.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Loans.  The Portfolio will not make loans,        Each Portfolio will not make loans, although
except as described below and except through      the Fund may (i) lend portfolio securities;
the purchase of obligations in private            (ii) enter into repurchase agreements; and
placements (the purchase of publicly-traded       (iii) acquire debt securities, bank loan
obligations are not being considered the making   participation interests, bank certificates of
of a loan).                                       deposit, bankers' acceptances, debentures or
Each Portfolio will not lend its portfolio        other securities, whether or not the purchase
securities in excess of 33 1/3% of its total      is made upon the original issuance of the
assets, taken at market value at the time of      securities; and (iv) purchase debt.
the loan, and provided that such loan shall be
made in accordance with the guidelines set
forth below.
Lending of Portfolio Securities Guidelines.
Subject to Investment Limitations described
above for all Portfolios, each Portfolio of the
Fund from time-to-time may lend its portfolio
securities to brokers, dealers and financial
institutions. Securities lending allows a fund
to retain ownership of the securities loaned
and, at the same time, to earn additional
income.
Because there may be delays in the recovery of
loaned securities, or even a loss of rights in
collateral supplied should the borrower fail
financially, loans will be made only to parties
deemed by GW Capital Management to be of good
standing. Furthermore, they will only be made
if, in GW Capital Management's judgment, the
consideration to be earned from such loans
would justify the risk.
GW Capital Management understands that it is
the current view of the SEC Staff that a Fund
may engage in loan transactions only under the
following conditions: (1) the fund must receive
100% collateral in the form of cash or cash
equivalents (e.g., U.S. Treasury bills or
notes) from the borrower; (2) the borrower must
increase the collateral whenever the market
value of the securities loaned (determined on a
daily basis) rises above the value of the
collateral; (3) after giving notice, the fund
must be able to terminate the loan at any time;
(4) the fund must receive reasonable interest
on the loan or a flat fee from the borrower, as
well as amounts equivalent to any dividends,
interest, or other distributions on the
securities loaned and to any increase in market
value; (5) the fund may pay only reasonable
custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote
proxies on the securities loaned, either by
terminating the loan or by entering into an
alternative arrangement with the borrower.
Cash received through loan transactions may be
invested in other eligible securities.
Investing this cash subjects that investment,
as well as the security loaned, to market
forces (i.e., capital appreciation or
depreciation).
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Real Estate.  The Portfolio will not invest in    Each Portfolio will not purchase or sell real
real estate or interest in real estate;           estate, including limited partnership
however, the Portfolio may own debt or equity     interest therein, unless acquired as a result
securities issued by companies engaged in those   of ownership of securities or other
businesses.                                       instruments (but this shall not prevent the
                                                  Fund from investing in securities or other
                                                  instruments backed by real estate or
                                                  securities of companies engaged in the real
                                                  estate business.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Senior Securities.  The Portfolio will not        Each Portfolio will not issue senior
issue senior securities.  For purposes of this    securities except in compliance with the 1940
restriction, the issuance of shares of common     Act.
stock in multiple classes or series, obtaining
of short-term credits as may be necessary for
the clearance of purchases and sales of
portfolio securities, short sales against the
box, the purchase or sale or permissible
options and futures transactions (and the use
of initial and maintenance margin arrangements
with respect to futures contracts or related
options transactions), the purchase or sale of
securities on a when issued or delayed delivery
basis, permissible borrowings entered into in
accordance with the Portfolio's investment
policies, and reverse repurchase agreements are
not deemed to be issuances of senior securities.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Industry Concentration.  The Portfolio will not   Each Portfolio will not purchase the
invest more than 25% of its total assets (taken   securities of any issuer if, as a result,
at market value at the time of each investment)   more than 25% of the value of the Fund's net
in the securities of issuers primarily engaged    assets would be invested in the securities of
in the same industry; utilities will be divided   issuers having their principal business
according to their services; for example, gas,    activities in the same industry; provided
gas transmission, electric and telephone each     there shall be no limitation on the purchase
will be considered a separate industry for        of obligations issued or guaranteed by the US
purposes of this restriction; provided that       Government, or its agencies or
there shall be no limitation on the purchase of   instrumentalities, or of certificates of
obligations issued or guaranteed by the U.S.      deposit or bankers acceptances.  It is the
Government, or its agencies or                    current position of the staff of the SEC that
instrumentalities, or of certificates of          foreign governments are industries for
deposit and bankers' acceptances.                 purposes of this restriction.
                                                  Notwithstanding the foregoing,
                                                  each of the Maxim Stock Index,
                                                  Maxim Growth Index, Maxim
                                                  Value Index, Maxim Index 600,
                                                  Maxim Index 400, Maxim Index
                                                  European and Maxim Index
                                                  Pacific Portfolios (the
                                                  "Equity Index Portfolios" or
                                                  each an "Equity Index
                                                  Portfolio") may concentrate
                                                  its investments in a
                                                  particular industry or group
                                                  of industries to approximately
                                                  the same extent as its
                                                  benchmark index if its
                                                  benchmark index (as described
                                                  in the Equity Index
                                                  Portfolios' current
                                                  prospectus) is so
                                                  concentrated; for purposes of
                                                  this limitation, whether an
                                                  Equity Index Portfolio is
                                                  concentrating in an industry
                                                  or group of industries shall
                                                  be determined in accordance
                                                  with the 1940 Act and as
                                                  interpreted or modified from
                                                  time to time by any regulatory
                                                  or judicial authority having
                                                  jurisdiction.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Diversification.  The Portfolio will not, with    Each Portfolio will not, with respect to 75%
respect to 75% of its total assets, purchase      of the value of the Portfolio's total assets,
the securities of any one issuer (except cash     purchase a security if, as a result (i) more
items and "Government securities" as defined      than 5% of the value of the Portfolio's total
under the 1940 Act), if the purchase would        assets would be invested in the securities of
cause the Portfolio to have more than 5% of the   a single issuer (other than the U.S.
value of its total assets invested in the         government or any of its agencies or
securities of such issuer or to own more than     instrumentalities or repurchase agreements
10% of the outstanding voting securities of       collateralized by U.S. government securities,
such issuer.                                      and other investment companies) or (ii) more
                                                  than 10% of the outstanding
                                                  voting securities of any
                                                  issuer would be held by the
                                                  Fund (other than obligations
                                                  issued or guaranteed by the
                                                  U.S. government, its agencies
                                                  or instrumentalities or by
                                                  other investment companies).
                                                  This investment restriction
                                                  does not apply to the Equity
                                                  Index Portfolios, Maxim Global
                                                  Bond, Maxim U.S. Government
                                                  Mortgage Securities, and Maxim
                                                  Short-Term Maturity Bond
                                                  Portfolio, as these portfolios
                                                  are considered non-diversified
                                                  for purposes of the 1940 Act.
                                                  This investment restriction
                                                  also does not apply to the
                                                  Maxim Profile Portfolios.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Borrowing.  The Portfolio will not borrow         Each Portfolio will not borrow money except
money, except that the Portfolio may borrow       that a Portfolio may (i) borrow for
money as a temporary measure for extraordinary    non-leveraging, temporary, or emergency
or emergency purposes (not for leveraging or      purposes; (ii) engage in reverse repurchase
investment) and may enter into reverse            agreements and make other investments or
repurchase agreements in an aggregate amount      engage in other transactions, which may
not exceeding 33 1/3% of the value of its total   involve borrowing, in a manner consistent
assets (including the amount borrowed) less       with the Portfolio's investment objective and
liabilities (other than borrowings).  Any         program, provided that any such borrowings
borrowing that comes to exceed 33 1/3% of the     comply with applicable regulatory
value of the Portfolio's total assets due to a    requirements.
decline in net assets will be reduced within
three days to the extent necessary to comply
with the 33 1/3% limitation.  This restriction
shall not prohibit deposits of assets to margin
or guarantee positions in futures, options,
swaps or forward contracts, or the segregation
of assets in connection with such contracts.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Commodities.  No Change.
------------------------------------------------- -----------------------------------------------


Except as otherwise indicated, the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim Global Bond Portfolio

------------------------------------------------- -----------------------------------------------
Current Investment Policy                         Proposed New Investment Policy
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Industry Concentration.  The Portfolio will not   Each Portfolio will not purchase the
invest more than 25% of its total assets (taken   securities of any issuer if, as a result,
at market value at the time of each investment)   more than 25% of the value of the Fund's net
in the securities of issuers primarily engaged    assets would be invested in the securities of
in the same industry; utilities will be divided   issuers having their principal business
according to their services; for example, gas,    activities in the same industry; provided
gas transmission, electric and telephone each     there shall be no limitation on the purchase
will be considered a separate industry for        of obligations issued or guaranteed by the US
purposes of this restriction.                     Government, or its agencies or
                                                  instrumentalities, or of
                                                  certificates of deposit or
                                                  bankers acceptances. It is the
                                                  current position of the staff
                                                  of the SEC that foreign
                                                  governments are industries for
                                                  purposes of this restriction.
                                                  Notwithstanding the foregoing,
                                                  each of the Maxim Stock Index,
                                                  Maxim Growth Index, Maxim
                                                  Value Index, Maxim Index 600,
                                                  Maxim Index 400, Maxim Index
                                                  European and Maxim Index
                                                  Pacific Portfolios (the
                                                  "Equity Index Portfolios" or
                                                  each an "Equity Index
                                                  Portfolio") may concentrate
                                                  its investments in a
                                                  particular industry or group
                                                  of industries to approximately
                                                  the same extent as its
                                                  benchmark index if its
                                                  benchmark index (as described
                                                  in the Equity Index
                                                  Portfolios' current
                                                  prospectus) is so
                                                  concentrated; for purposes of
                                                  this limitation, whether an
                                                  Equity Index Portfolio is
                                                  concentrating in an industry
                                                  or group of industries shall
                                                  be determined in accordance
                                                  with the 1940 Act and as
                                                  interpreted or modified from
                                                  time to time by any regulatory
                                                  or judicial authority having
                                                  jurisdiction.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Commodities.  The Portfolio will not purchase     Each Portfolio will not purchase or sell
or sell interests in commodities, commodities     physical commodities; except that it may
contracts, oil, gas or other mineral              purchase and sell derivatives (including, but
exploration or development programs, or real      not limited to, futures contracts, options
estate, except that the Portfolio may purchase    thereon and options on futures contracts).
securities of issuers which invest or deal in     Current contracts or hybrid investments are
any of the above; provided, however, that the     not considered to be commodities.
Portfolio may invest in futures contracts on
financial indices, foreign currency
transactions and options on permissible futures
contracts.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Loans.  The Portfolio will not make loans,         Each Portfolio will not make loans, although
except as described, below and except through      the Fund may (i) lend portfolio securities;
the purchase of obligations in private             (ii) enter into repurchase agreements; and
placements (the purchase of publicly-traded        (iii) acquire debt securities, bank loan
obligations are not considered the making of a     participation interests, bank certificates
loan) and through repurchase agreements.           of deposit, bankers' acceptances, debentures
Lend its portfolio securities in excess of 33      or other securities, whether or not the
1/3% of its total assets, taken at market value    purchase is made upon the original issuance
at the time of the loan, and provided that such    of the securities; and (iv) purchase debt.
loan shall be made in accordance with the
guidelines set forth below
Lending of Portfolio Securities Guidelines.
Subject to Investment Limitations described
above for all Portfolios, each Portfolio of the
Fund from time-to-time may lend its portfolio
securities to brokers, dealers and financial
institutions. Securities lending allows a fund
to retain ownership of the securities loaned
and, at the same time, to earn additional
income.
Because there may be delays in the recovery of
loaned securities, or even a loss of rights in
collateral supplied should the borrower fail
financially, loans will be made only to parties
deemed by GW Capital Management to be of good
standing. Furthermore, they will only be made
if, in GW Capital Management's judgment, the
consideration to be earned from such loans
would justify the risk.
GW Capital Management understands that it is
the current view of the SEC Staff that a Fund
may engage in loan transactions only under the
following conditions: (1) the fund must receive
100% collateral in the form of cash or cash
equivalents (e.g., U.S. Treasury bills or
notes) from the borrower; (2) the borrower must
increase the collateral whenever the market
value of the securities loaned (determined on a
daily basis) rises above the value of the
collateral; (3) after giving notice, the fund
must be able to terminate the loan at any time;
(4) the fund must receive reasonable interest
on the loan or a flat fee from the borrower, as
well as amounts equivalent to any dividends,
interest, or other distributions on the
securities loaned and to any increase in market
value; (5) the fund may pay only reasonable
custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote
proxies on the securities loaned, either by
terminating the loan or by entering into an
alternative arrangement with the borrower.
Cash received through loan transactions may be
invested in other eligible securities.
Investing this cash subjects that investment,
as well as the security loaned, to market
forces (i.e., capital appreciation or
depreciation).
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Borrowing.  The Portfolio will not borrow,         Each Portfolio will not borrow money except
except that the Portfolio may borrow for           that each Portfolio may (i) borrow for
temporary or emergency purposes. The Portfolio     non-leveraging, temporary, or emergency
will not borrow unless immediately after any       purposes; (ii) engage in reverse repurchase
such borrowing there is an asset coverage of at    agreements and make other investments or
least 300 percent for all borrowings of the        engage in other transactions, which may
Portfolio. If such asset coverage falls below      involve borrowing, in a manner consistent
300 percent, the Portfolio will within three       with the Portfolio's investment objective
days thereafter reduce the amount of its           and program, provided that any such
borrowings to an extent that the asset coverage    borrowings comply with applicable regulatory
of such borrowings will be at least 300            requirements.
percent. Reverse repurchase agreements and
other investments which are "covered" by a
segregated account or an offsetting position in
accordance with applicable SEC requirements
("covered investments") do not constitute
borrowings for purposes of the 300% asset
coverage requirement. The Portfolio will replay
all borrowings in excess of 5% of its total
assets before any additional investments are
made. Covered investments will not be
considered borrowings for purposes of applying
the limitation on making additional investments
when borrowings exceed 5% of total assets.
The Portfolio will not mortgage, pledge,
hypothecate or in any manner transfer, as
security for indebtedness, any securities owned
or held by the Portfolio except as may be
necessary in connection with borrowings, and
then such mortgaging, pledging or hypothecating
may not exceed 10% of the Portfolio's total
assets, taken at market value at the time
thereof.  The Portfolio will not, as a matter
of operating policy, mortgage, pledge or
hypothecate its portfolio securities to the
extent that at any time the percentage of the
value of pledged securities will exceed 10% of
the value of the Portfolio's shares. This
limitation shall not apply to segregated
accounts.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Senior Securities.  The Portfolio will not         Each Portfolio will not issue senior
issue senior securities. The issuance of more      securities except in compliance with the
than one series or classes of shares of            1940 Act.
beneficial interest, obtaining of short-term
credits as may be necessary for the clearance
of purchases and sales of portfolio securities,
short sales against the box, the purchase or
sale of permissible options and futures
transactions (and the use of initial and
maintenance margin arrangements with respect to
futures contracts or related options
transactions), the purchase or sale of
securities on a when issued or delayed delivery
basis, permissible borrowings entered into in
accordance with the Portfolio's investment
objectives and policies, and reverse repurchase
agreements are not deemed to be issuances of
senior securities.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
 Real Estate.  The Portfolio will not purchase     Each Portfolio will not purchase or sell
or sell interests in commodities, commodities      real estate, including limited partnership
contracts, oil gas or other mineral exploration    interests therein, unless acquired as a
or development programs, or real estate, except    result of ownership of securities or other
that the Portfolio may purchase securities of      instruments (but this shall not prevent any
issuers which invest or deal in any of the         Portfolio from investing in securities or
above, provided; however, that the Portfolio       other instruments backed by real estate or
may invest in futures contracts on financial       securities except in compliance with the
indices, foreign currency transactions and         1940 Act.
options on permissible futures contracts.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Diversification.  No current investment policy.   Each Portfolio will not, with respect to 75%
                                                  of the value of the Portfolio's total assets,
                                                  purchase a security if, as a result (i) more
                                                  than 5% of the value of the Portfolio's total
                                                  assets would be invested in the securities of
                                                  a single issuer (other than the U.S.
                                                  government or any of its agencies or
                                                  instrumentalities or repurchase agreements
                                                  collateralized by U.S. government securities,
                                                  and other investment companies) or (ii) more
                                                  than 10% of the outstanding voting securities
                                                  of any issuer would be held by the Fund
                                                  (other than obligations issued or guaranteed
                                                  by the U.S. government, its agencies or
                                                  instrumentalities or by other investment
                                                  companies).  This investment restriction does
                                                  not apply to the Equity Index Portfolios,
                                                  Maxim Global Bond, Maxim U.S. Government
                                                  Mortgage Securities, and Maxim Short-Term
                                                  Maturity Bond Portfolio, as these portfolios
                                                  are considered non-diversified for purposes
                                                  of the 1940 Act.  This investment restriction
                                                  also does not apply to the Maxim Profile
                                                  Portfolios.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Underwriting.  The Portfolio will not              Each Portfolio will not underwrite
underwrite securities of other issuers except      securities issued by other persons, except
insofar as the Portfolio may be deemed an          to the extent the Fund may be deemed to be
underwriter under the Securities Act of 1933 in    an underwriter under applicable law in
selling portfolio securities.                      connection with the sale of its portfolio
                                                   securities in the ordinary course of
                                                   pursuing its investment program.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Purchase of Securities on Margin.  The             No proposed similar investment policy.
Portfolio will not (a) purchase any securities
on margin, (b) make short sales of securities,
or (c) maintain a short position, except that
the Portfolio man (i) obtain such short-term
credit as may be necessary for the clearance of
purchases and sales of portfolio securities,
(ii) make margin payments in connection with
transactions in futures contracts and currency
futures contracts and enter into permissible
options transactions, and (iii) make short
sales against the box.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Investment in Oil, Gas and/or Mineral              No proposed similar investment policy.
Exploration.  The Portfolio will not purchase
or sell interests in commodities, commodities
contracts, oil, gas or other mineral
exploration or development programs, or real
estate, except that the Portfolio may purchase
securities of issuers which invest or deal in
any of the above; provided, however, that the
Portfolio may invest in futures contracts on
financial indices, foreign currency
transactions and options on permissible futures
contracts.
------------------------------------------------- -----------------------------------------------

Except as otherwise indicated, the following chart describes the current investment policies and the corresponding proposed new investment policy for the following Portfolios:

Maxim Profile I Portfolios and Maxim Profile II Portfolios (collectively, the
"Maxim Profile Portfolios").

------------------------------------------------- -----------------------------------------------
Current Investment Policy                         Proposed New Investment Policy
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Industry Concentration.  Each Maxim Profile       Each Portfolio will not purchase the
Portfolio will not invest more than 25% of its    securities of any issuer if, as a result,
total assets (taken at market value at the time   more than 25% of the value of the Fund's net
of each investment) in the securities of          assets would be invested in the securities of
issuers primarily engaged in the same industry;   issuers having their principal business
utilities will be divided according to their      activities in the same industry; provided
services; for example, gas, gas transmission,     there shall be no limitation on the purchase
electric and telephone each will be considered    of obligations issued or guaranteed by the US
a separate industry for purposes of this          Government, or its agencies or
restriction.                                      instrumentalities, or of certificates of
                                                  deposit or bankers
                                                  acceptances. It is the current
                                                  position of the staff of the
                                                  SEC that foreign governments
                                                  are industries for purposes of
                                                  this restriction.
                                                  Notwithstanding the foregoing,
                                                  each of the Maxim Stock Index,
                                                  Maxim Growth Index, Maxim
                                                  Value Index, Maxim Index 600,
                                                  Maxim Index 400, Maxim Index
                                                  European and Maxim Index
                                                  Pacific Portfolios (the
                                                  "Equity Index Portfolios" or
                                                  each an "Equity Index
                                                  Portfolio") may concentrate
                                                  its investments in a
                                                  particular industry or group
                                                  of industries to approximately
                                                  the same extent as its
                                                  benchmark index if its
                                                  benchmark index (as described
                                                  in the Equity Index
                                                  Portfolios' current
                                                  prospectus) is so
                                                  concentrated; for purposes of
                                                  this limitation, whether an
                                                  Equity Index Portfolio is
                                                  concentrating in an industry
                                                  or group of industries shall
                                                  be determined in accordance
                                                  with the 1940 Act and as
                                                  interpreted or modified from
                                                  time to time by any regulatory
                                                  or judicial authority having
                                                  jurisdiction.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Commodities.  Each Maxim Profile Portfolio will   Each Portfolio will not purchase or sell
not purchase or sell physical commodities other   physical commodities; except that I may
than foreign currencies unless acquired as a      purchase and sell derivatives (including, but
result of ownership of securities (but this       not limited to, futures contracts, options
shall not prevent the Portfolio from purchasing   thereon and options on futures contracts).
or selling options, futures, swap and forward     The Portfolios do not consider currency
contracts or from investing in securities or      contracts or hybrid investments to be
other instruments backed by physical              commodities.
commodities).
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Loans.  Each Maxim Profile Portfolio will not     Each Portfolio will not make loans, although
make loans, except as described, below and        the Fund may (i) lend portfolio securities;
except through the purchase of obligations in     (ii) enter into repurchase agreements; and
private placements (the purchase of               (iii) acquire debt securities, bank loan
publicly-traded obligations are not considered    participation interests, bank certificates of
the making of a loan).                            deposit, bankers' acceptances, debentures or
Lend its portfolio securities in excess of 33     other securities, whether or not the purchase
1/3% of its total assets, taken at market value   is made upon the original issuance of the
at the time of the loan, and provided that such   securities; and (iv) purchase debt.
loan shall be made in accordance with the
guidelines set forth below
Lending of Portfolio Securities Guidelines.
Subject to Investment Limitations described
above for all Portfolios, each Portfolio of the
Fund from time-to-time may lend its portfolio
securities to brokers, dealers and financial
institutions. Securities lending allows a fund
to retain ownership of the securities loaned
and, at the same time, to earn additional
income.
Because there may be delays in the recovery of
loaned securities, or even a loss of rights in
collateral supplied should the borrower fail
financially, loans will be made only to parties
deemed by GW Capital Management to be of good
standing. Furthermore, they will only be made
if, in GW Capital Management's judgment, the
consideration to be earned from such loans
would justify the risk.
GW Capital Management understands that it is
the current view of the SEC Staff that a Fund
may engage in loan transactions only under the
following conditions: (1) the fund must receive
100% collateral in the form of cash or cash
equivalents (e.g., U.S. Treasury bills or
notes) from the borrower; (2) the borrower must
increase the collateral whenever the market
value of the securities loaned (determined on a
daily basis) rises above the value of the
collateral; (3) after giving notice, the fund
must be able to terminate the loan at any time;
(4) the fund must receive reasonable interest
on the loan or a flat fee from the borrower, as
well as amounts equivalent to any dividends,
interest, or other distributions on the
securities loaned and to any increase in market
value; (5) the fund may pay only reasonable
custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote
proxies on the securities loaned, either by
terminating the loan or by entering into an
alternative arrangement with the borrower.
Cash received through loan transactions may be
invested in other eligible securities.
Investing this cash subjects that investment,
as well as the security loaned, to market
forces (i.e., capital appreciation or
depreciation).
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Borrowing.  Each Maxim Profile Portfolio will     Each Portfolio will not borrow money except
not borrow money, except that the Portfolio may   that each Portfolio may (i) borrow for
borrow money as a temporary measure for           non-leveraging, temporary, or emergency
extraordinary or emergency purposes (not for      purposes; (ii) engage in reverse repurchase
leveraging or investment) and may enter into      agreements and make other investments or
reverse repurchase agreements in an aggregate     engage in other transactions, which may
amount not exceeding 33 1/3% of the value of      involve borrowing, in a manner consistent
its total assets (including the amount            with the Portfolio's investment objective and
borrowed).  Any borrowing that comes to exceed    program, provided that any such borrowings
33 1/3% of the value of the Portfolio's total     comply with applicable regulatory
assets due to a decline in net assets will be     requirements.
reduced within three days to the extent
necessary to comply with the 33 1/3% limitation.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Underwriting.  Each Maxim Profile Portfolio       Each Portfolio will not underwrite securities
will not underwrite securities of other issuers   issued by other persons, except to the extent
except insofar as the Portfolio may be deemed     that a Portfolio may be deemed to be an
an underwriter under the Securities Act of 1933   underwriter under applicable law in
in selling portfolio securities.                  connection with the sale of its portfolio
                                                  securities in the ordinary course of pursing
                                                  its investment program.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Real Estate.  Each Maxim Profile Portfolio will   Each Portfolio will not purchase or sell real
not invest directly in real estate or interest    estate, including limited partnership
in real estate; however, the Portfolio may own    interests therein, unless acquired as a
debt or equity securities issued by companies     result of ownership of securities or other
engaged in those businesses.                      instruments (but this shall not prevent any
                                                  Portfolio from investing in securities or
                                                  other instruments backed by real estate or
                                                  securities except in compliance with the 1940
                                                  Act.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Senior Securities.  Each Maxim Profile            Each Portfolio will not issue senior
Portfolio will not issue senior securities.       securities except in compliance with the 1940
For purposes of this restriction, the issuance    Act.
of shares of common stock in multiple classes
or series, obtaining of short-term credits as
may be necessary for the clearance of purchases
and sales of portfolio securities, short sales
against the box, the purchase or sale or
permissible options and futures transactions
(and the use of initial and maintenance margin
arrangements with respect to futures contracts
or related options transactions), the purchase
or sale of securities on a when issued or
delayed delivery basis,  permissible borrowings
entered into in accordance with the Portfolio's
investment policies and reverse repurchase
agreements are not deemed to be issuances of
senior securities.
Each Maxim Profile Portfolio will not sell
securities short, unless the Portfolio owns or
has the right to obtain securities equivalent
in kind and amount to the securities sold short
without the payment of any additional
consideration therefore, and provided that
transactions in options, swaps and forward
futures contracts are not deemed to constitute
selling securities short.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Diversification.  Each Maxim Profile Portfolios   Each Portfolio will not, with respect to 75%
will not, with respect to 75% of its total        of the value of the Portfolio's total assets,
assets, purchase the securities of any one        purchase a security if, as a result (i) more
issuer (except cash items and "Government         than 5% of the value of the Portfolio's total
securities" as defined under the 1940 Act), if    assets would be invested in the securities of
the purchase would cause the Portfolio to have    a single issuer (other than the U.S.
more than 5% of the value of its total assets     government or any of its agencies or
invested in the securities of such issuer or to   instrumentalities or repurchase agreements
own more than 10% of the outstanding voting       collateralized by U.S. government securities,
securities of such issuer, except that this       and other investment companies) or (ii) more
shall not apply to the Maxim Profile Portfolios.  than 10% of the outstanding voting securities of any issuer would be held by the Fund
                                                  (other than obligations issued or guaranteed
                                                  by the U.S. government, its agencies or
                                                  instrumentalities or by other investment
                                                  companies).  This investment restriction does
                                                  not apply to the Equity Index Portfolios,
                                                  Maxim Global Bond, Maxim U.S. Government
                                                  Mortgage Securities, and Maxim Short-Term
                                                  Maturity Bond Portfolio, as these portfolios
                                                  are considered non-diversified for purposes
                                                  of the 1940 Act.  This investment restriction
                                                  also does not apply to the Maxim Profile
                                                  Portfolios.
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Purchase of Securities on Margin.  Each Maxim     No proposed similar investment policy.
Profile Portfolio will not purchase any
securities on margin except to obtain such
short-term credits as may be necessary for the
clearance of transactions, and provided that
margin payments and other deposits in
connection with transactions in options,
futures, swaps and forward contracts shall not
be deemed to constitute purchasing securities
on margin.
------------------------------------------------- -----------------------------------------------

                                    EXHIBIT D

                          INVESTMENT ADVISORY AGREEMENT

        INVESTMENT ADVISORY AGREEMENT made this 5th day of December, 1997, by and between Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), and GW Capital Management, LLC, a Colorado Limited Liability Company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), whereby the Adviser will act as investment adviser to the Fund as follows:

                                    ARTICLE I
                              Duties of the Adviser

        The Fund hereby employs the Adviser to act as the investment adviser to and manager of the Fund, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of its existing portfolio and of each portfolio it may create in the future ("the Portfolios") and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C hereof:

               (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund;

               (b)   consult   with  the   Board  and   furnish   to  the  Board
          recommendations with respect to an overall investment plan for approval, modification, or rejection by the Board;

               (c)  seek  out,  present,   and  recommend  specific   investment
          opportunities, consistent with any overall investment plan approved by the Board;

               (d) take such steps as are necessary to implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

               (e) regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Account;

               (f)   maintain  all  required   accounts,   records,   memoranda,
          instructions  or   authorizations   relating  to  the  acquisition  or
          disposition of investments for the Fund; and

               (g) determine the net asset value of the Fund as required by applicable law.

        If, in the judgment of the Adviser, the Fund would be benefited by supplemental investment research from other persons or entities, outside the context of a specific brokerage transaction, the Adviser is authorized to obtain and pay a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expense of the Adviser may not be necessarily reduced as a result of the receipt of such supplement information. The Adviser shall regularly report to the Board when it has secured or, where time permits, intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or to disapprove of said research.

        B. Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Fund and the Portfolios, including all financial reporting for the Fund. In this connection, the Adviser agrees to (i) assist in supervising all aspects of the Fund's operations, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder service agents, if any, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) provide the Fund, at the Adviser's expense, with services of persons, who may be the Adviser's managers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with certain reports and the maintenance of certain books and records of the Fund, and (ii) provide the Fund, at the Adviser's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. Nothing contained herein will be construed to restrict the Fund's right to hire its own employees or to contract for services to be performed by third parties.

        C. Limitations on Advisory Services. The Adviser shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time and the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act").

        The Fund has furnished or will furnish the Adviser with copies of the Fund's Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE II
                           Compensation of the Adviser

        A. Investment Advisory Fee. As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of 0.46% of the average daily net assets of the Money Market Portfolio; 0.50% of the average daily net assets of the Zero-Coupon Treasury Portfolio; 0.53% of the average daily net assets of the Maxim Vista Growth & Income Portfolio; 0.60% of the average daily net assets of each of the Bond Portfolio, the Investment Grade Bond Portfolio, the U.S. Government Securities Portfolio, the Total Return Portfolio, the Stock Index Portfolio, the U.S. Government Mortgage Securities Portfolio, the Small-Cap Index Portfolio, the Growth Index Portfolio, the Value Index Portfolio and the Short-Term Maturity Bond Portfolio; 0.80% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 0.90% of the average daily net assets of the Corporate Bond Portfolio; 0.95% of the average daily net assets of each of the Mid-Cap Portfolio and the Maxim INVESCO Small-Cap Growth Portfolio; and 1.00% of the average daily net assets of each of the Maxim INVESCO Balanced Portfolio, Small-Cap Value Portfolio, the Maxim INVESCO ADR Portfolio, the Foreign Equity Portfolio, the Small-Cap Aggressive Growth Portfolio and the International Equity Portfolio. As compensation for its services with respect to the Fund, the Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of each of the Maxim Blue Chip and Maxim MidCap Growth Portfolios. As compensation for its services with respect to the Fund, the Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each of the Maxim Aggressive Profile, Maxim Moderately Aggressive Profile, Maxim Moderate Profile, Maxim Moderately Conservative Profile and Maxim Conservative Profile Portfolios.

        B. Allocation of Expenses. Except with respect to the Portfolios indicated below, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, and the Fund shall pay only extraordinary expenses, including the cost of litigation.

        With respect to the Small-Cap Value, MidCap, Small-Cap Aggressive Growth, Foreign Equity, Maxim T. Rowe Price Equity/Income, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR, International Equity, Maxim MidCap Growth and Maxim Blue Chip Portfolios:

               (a) The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for managers and employees of the Adviser connected with investment and economic research, trading, and investment management of the Fund; and paying all fees of all directors of the Fund who are affiliated persons of the Adviser or any of its subsidiaries.

               (b) The Fund pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors' fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for the Fund by the Adviser and the Fund shall reimburse the Adviser for its costs in connection therewith.

        C. Notwithstanding the second paragraph of Section B, above, with respect to the following Portfolios of the Fund, the Adviser shall pay Expenses which exceed an annual rate of: 1.35% of the average daily net assets of the Small-Cap Value Portfolio; 1.10% of the average daily net assets of the Mid-Cap and Maxim INVESCO Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Small-Cap Aggressive Growth Portfolio; 0.95% of the Maxim T. Rowe Price Equity/Income Portfolio; 1.50% of the Maxim INVESCO ADR, Foreign Equity and International Equity Portfolios. For purposes of this Section C, "Expenses" with respect to a Portfolio shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Portfolio, and (b) expenses to be paid directly by the Fund, as described in clause (b) of the second paragraph of Section B, above, with respect to such Portfolio. Notwithstanding the second paragraph of Section B, above, with respect to the following Portfolios of the Fund the Adviser shall pay Expenses which exceed an annual rate of: 1.05% of the average daily net assets of the Maxim MidCap Growth Portfolio and 1.15% of the average daily net assets of the Maxim Blue Chip Portfolio.

                                   ARTICLE III
                      Portfolio Transactions and Brokerage

        The Adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article I, and to place orders pursuant to its determinations, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

        The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Adviser for a flat fee (see Article I) the Adviser need not take such a flat fee into consideration.

        If, in the judgment of the Adviser, the Fund would be benefited by supplemental investment research in addition to such research furnished for a flat fee, the Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

        Subject to the above requirements and the provisions of the Investment Company Act of 1940, the Securities Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Fund are affiliated.
                                   ARTICLE IV
                            Activities of the Adviser

        The services of the Adviser to the Fund under this Investment Advisory Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Investment Advisory Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Adviser, as managers, employees or members or otherwise and that managers, employees or members of the Adviser are or may become similarly interested in the Fund, and that the Adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Fund.

        Securities held by the Fund may also be held by separate accounts or other mutual funds for which the Adviser acts as an adviser or by the Adviser or its subsidiaries. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

        It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund portfolio.

                                    ARTICLE V
                         Effectiveness of the Agreement

        This Investment Advisory Agreement shall not become effective (and the Adviser shall not serve or act as investment adviser) unless and until it is approved by the Board including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the sole shareholder; and this Agreement shall come into full force and effect on the date on which it is so approved.

                                   ARTICLE VI
                              Term of the Agreement

        This Investment Advisory Agreement shall remain in effect until the earlier of one year from its effective date or the date of the first annual or special meeting of shareholders of the Fund and shall continue so long as such continuance is specifically approved by a majority of the outstanding shares of the Fund at that time and at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

        (a) shall not be terminated by the Adviser without sixty days' prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of the Fund;

        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser;

        (c) shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

        (d)    shall automatically terminate upon assignment by either party.

                                   ARTICLE VII
                                  Recordkeeping

        The Adviser agrees that all accounts and records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                                  ARTICLE VIII
                            Liability of the Adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its managers, agents, employees, members, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its managers, employees or agents shall be subject to liability to the Fund or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                   ARTICLE IX
                                  Governing Law

        This Investment Advisory Agreement is subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Fund or any of its Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

        IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

                                    MAXIM SERIES FUND, INC.


                                    By:     /s/ J.D. Motz
                                            --------------
                                 Name: J.D. Motz
                                Title: President
Attest:

/s/ Beverly A. Byrne
------------------------------------------
Name:  Beverly A. Byrne

                            GW CAPITAL MANGEMENT, LLC


                                    By:     /s/ J.T. Hughes
                                            --------------
                                Name: J.T. Hughes
                                Title: President
Attest:

/s/ D.G. McLeod
------------------------
Name:  D.G. McLeod

                                  Amendment to
                          Investment Advisory Agreement
                         between Maxim Series Fund, Inc.
                         and G W Capital Management, LLC

     The following amendment is made to the Investment Advisory Agreement between Maxim Series Fund, Inc. and G W Capital Management, Inc. dated December 5, 1997, (the Agreement"), and is hereby incorporated into and made a part of the Agreement:

1. The names of the Portfolios, wherever such references shall appear in the Agreement or the amendments thereto, shall be re-designated as follows:

  Prior Designation                                   New Designation
  -----------------                                   ---------------
  Money Market Portfolio                              Maxim Money Market Portfolio
  Bond Portfolio                                      Maxim Bond Portfolio
  Investment Grade Corporate Bond Portfolio           Maxim Bond Index Portfolio
  U.S. Government Securities Portfolio                Maxim U.S. Government Securities Portfolio
  U.S. Government Mortgage Securities Portfolio       Maxim U.S. Government Mortgage Securities Portfolio
  Short-Term Maturity Bond Portfolio                  Maxim Short-Term Maturity Bond Portfolio
  Corporate Bond Portfolio                            Maxim Loomis Sayles Corporate Bond Portfolio
  Small-Cap Value Portfolio                           Maxim Ariel Small-Cap Value Portfolio
  Small-Cap Aggressive Growth Portfolio               Maxim Loomis Sayles Small-Cap Value Portfolio
  Small-Cap Index Portfolio                           Maxim Index 600 Portfolio
  MidCap Portfolio                                    Maxim Ariel MidCap Value Portfolio
  MidCap Growth Portfolio                             Maxim T. Rowe Price MidCap Growth Portfolio
  Blue Chip Portfolio                                 Maxim Founders Growth & Income Portfolio
  Stock Index Portfolio                               Maxim Stock Index Portfolio
  Value Index Portfolio                               Maxim Value Index Portfolio
  Growth Index Portfolio                              Maxim Growth Index Portfolio
  International Equity Portfolio                      Maxim Templeton International Equity Portfolio
  Foreign Equity Portfolio                            Maxim Foreign Equity Portfolio

2.  Article II, Section A is amended by adding the following:

   As compensation for its services with respect to the Fund, the Adviser receives monthly compensation at the annual rate of 1.30% of the average daily net assets of the Maxim Dreyfus Global Bond Portfolio; 1.00% of the average daily net assets of each of the Maxim Index European and Maxim Index Pacific Portfolios; 0.50% of the Maxim Bond Index Portfolio; 0.60% of the Maxim Index 400 Portfolio; and 0.10% of the average daily net assets of each of the Maxim 401(k) Aggressive Profile, Maxim 401(k) Moderately Aggressive Profile, Maxim 401(k) Moderate Profile, Maxim 401(k) Moderately Conservative Profile and Maxim 401(k) Conservative Profile Portfolios.

3. Article II Section B is amended by deleting the first clause of the second paragraph thereof and substituting the following:

    With respect to the Maxim Ariel Small-Cap Value, Maxim Ariel MidCap Value, Maxim Loomis Sayles Small-Cap Value, Foreign Equity, Maxim T. Row Price Equity/Income, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR, Maxim Templeton International Equity, Maxim T. Rowe Price MidCap Growth, Maxim Founders Blue Chip, Maxim Index European and Maxim Index Pacific Portfolios:

4. Article II, Section C is amended by adding the following:

    Notwithstanding the second paragraph of Section B, above, with respect to the following Portfolios of the Fund the Adviser shall pay Expenses which exceed an annual rate of: 1.20% of the average daily net assets of the Maxim Index European and Maxim Index Pacific Portfolios.

IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 26th day of July, 1999.

                                                   MAXIM SERIES FUND, INC.


Attest:  /s/ Beverly A. Byrne                      By:/s/  J.D. Motz
       ------------------------                   -------------------

Name:   Beverly A. Byrne                           Name:  J.D. Motz
                                                   Title:  President

                                                   G W CAPITAL MANAGEMENT, INC.


Attest: /s/  D.G. McLeod                             By: /s/ J.T. Hughes
       --------------------------                    -------------------
Name:   D.G. McLeod                                Name:  J.T. Hughes
                                                   Title:  President



                                    EXHIBIT E

                                  Amendment to
                          Investment Advisory Agreement
                         between Maxim Series Fund, Inc.
                         and G W Capital Management, LLC

        The following amendment is made to the Investment Advisory Agreement between Maxim Series Fund, Inc. and GW Capital Management, LLC, dated December 5, 1997, as amended effective July 26, 1999 (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:


1. Article I, is amended by inserting the following Section D following Article I, Section C:

     D. Relationship With Sub-advisers Pursuant to Manger-of-Managers Structure. In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention and disposition of the investments, securities and cash of each Portfolio other than the Maxim JP Morgan Growth & Income Portfolio or any other Portfolio that is part of a master-feeder arrangement. Furthermore, one or more Portfolios, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Portfolio's assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

     The Fund and the Adviser understand and agree that the Adviser will manage the Fund in a "manager-of-managers" style, which contemplates that the Adviser, among other things, is responsible for

(i) reviewing and recommending prospective sub-advisers for each Portfolio;

(ii)           monitoring and supervising each
               sub-adviser's performance, including each sub-adviser's practices in placing orders and selecting brokers and dealers to execute the Portfolios' transactions and in negotiating commission rates;

(iii) providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-advisers;

(iv) communicating performance expectations and evaluations to each sub-adviser;

(v) determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

(vi) providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

 All actions of the Adviser are subject to review by the Board. The Fund recognizes that a sub-adviser's services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

        Each sub-adviser's fees will be paid by the Adviser out of the advisory fees received from each of the Portfolios. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Portfolio or, in the future, the portion of the Portfolio managed by that sub-adviser. Fees paid to a sub-adviser of a Portfolio with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Portfolio's assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Portfolio would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Portfolio, which would continue to be fixed at the rates and on the terms described in Article II, Section A of the Agreement. The Fund and its Portfolios have no responsibility to compensate any sub-adviser in any manner.

        The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Portfolio for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Portfolio:

         (i) furnishes a continuous investment program for the Portfolio (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Portfolio's stated investment objectives and policies;

        (ii) makes investment decisions for the Portfolio (or, in the future, the portion thereof for which it provides investment advice); and

        (iii) places all orders to purchase and sell securities on behalf of the Portfolio (or, in the future, the portion thereof for which it provides investment advice).

 Each sub-adviser is, and any future sub-adviser will be, unless exempt, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an "investment adviser," as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Portfolio or Portfolios (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Portfolio(s) as set forth in the relevant sub-advisory agreement.

        If a Portfolio employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell portfolio securities for that portion of the assets of the Portfolio assigned to it by the Adviser, the Adviser will monitor the performance of both the Portfolio as a whole and each sub-adviser and will reallocate Portfolio assets among individual sub-advisers, or recommend to the Board that a Portfolio employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Portfolio.

        Pursuant to the "manager-of-managers" structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Directors who are not "interested persons," as defined in section 2(a)(19) of the Investment Company Act, of the Fund or the Manager (the "Independent Directors"), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Directors.

2. The preamble is amended to reflect that the Adviser has registered to do business under the name "Maxim Capital Management, LLC."

        IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the ___ day of __________, 2002.

                                                   MAXIM SERIES FUND, INC.


Attest: -------------------------         By:--------------------------------
Name:   Beverly A. Byrne                   Name:  W.T. McCallum
                                           Title:  President

                                           GW CAPITAL MANAGEMENT, LLC
                                           (d/b/a Maxim Capital Management LLC)

Attest:
       ----------------------------------------------------------
By:
-----------------------------------------------------------------
Name:   Beverly A. Byrne                           Name:  M.T.G. Graye
                                                   Title:  President
                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                             MAXIM SERIES FUND, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.


The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim Series Fund, Inc. (the "Fund") to be held at 8525 East Orchard Road., Greenwood Village, Colorado, at 9:30 a.m., Mountain Time, on April 4, 2002, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on December 31, 2001, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.


Please sign and date your Proxy and return promptly in the accompanying envelope.

Dated:                                        , 2002
       ------------------------------ --------

______________________________________________

(Signature of Shareholder)


This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.


Please fill in box(es) as shown using black or blue ink or number 2 pencil [X] PLEASE DO NOT USE FINE POINT PENS.


This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR all proposals.

                                                                      For           Against           Abstain

1)      To approve an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.
                                                                      [  ]           [  ]             [  ]  1.

2)      To approve a new sub-advisory  agreement reappointing Barclays Global Fund Advisors as sub-adviser for the Maxim Equity Index Portfolios.
                                                                      [  ]            [  ]            [  ]  2.

3)      To approve a new "Manager-of-Managers" structure for the Fund.
                                                                      [  ]           [  ]             [  ]  3.

4)      To approve an amendment to the investment  advisory agreement  regarding a new Manager of Managers structure for the Fund.
                                                                      [  ]           [  ]             [  ]  4.

5)      To approve an  amendment  to the  fundamental  investment  policies of the Fund concerning:
        5.a. Borrowing                                                [  ]           [  ]             [  ]  5.a.
        5.b. Commodities                                              [  ]           [  ]             [  ]  5.b.
        5.c.  Industry concentration                                  [  ]           [  ]             [  ]  5.c.
        5.d.  Loans                                                   [  ]           [  ]             [  ]  5.d.
        5.e.  Diversification                                         [  ]           [  ]             [  ]  5.e.
        5.f.  Real estate                                             [  ]           [  ]             [  ]  5.f.
        5.g.  Senior securities                                       [  ]           [  ]             [  ]  5.g.
        5.h.  Underwriting                                            [  ]           [  ]             [  ]  5.h.

6)      To approve an amendment to the fundamental investment policies of the Fund concerning:
        6.a.  Purchases of securities on margin                       [  ]           [  ]             [  ]  6.a.
        6.b.  Investments in other investment companies               [  ]           [  ]             [  ]  6.b.
        6.c.  Investments in oil, gas and/or mineral exploration      [  ]           [  ]             [  ]  6.c.
        6.d.  Exercise of control                                     [  ]           [  ]             [  ]  6.d.
        6.e.  Restricted securities                                   [  ]           [  ]             [  ]  6.e.
        6.f.  Foreign securities                                      [  ]           [  ]             [  ]  6.f.

7)      IN THE DISCRETION OF THE BOARD OF DIRECTORS, ON SUCH OTHER BUSINESS WHICH
        MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

